U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/   / Pre-Effective Amendment No. 4 /   / Post-Effective Amendment No. ___

CONCORDE FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650
(Address of Registrant's Principal Executive Offices)

(972) 701-5400
(Registrant's Telephone Number, Including Area Code)

Gary B. Wood, Ph.D.
Concorde Financial Corporation
(d/b/a Concorde Investment Management)
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(Name and Address of Agent for Service)

Copies of all communications to:

Peter D. Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.
The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine
Title of Securities Being Registered: Shares of common stock, $1.00 par value.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The information in this Proxy Statement/Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PRESIDENT’S LETTER, SUBJECT TO CHANGE, DATED JUNE 28, 2016.
CONCORDE FUNDS, INC.
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(972) 701-5400
June [•], 2016
Dear Shareholder:
We have called a special meeting of shareholders of the Concorde Value Fund to be held on June [•], 2016 in the offices of the Fund at 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650.  The purpose of the meeting is to seek shareholder approval of Plan of Acquisition and Liquidation under which the Concorde Value Fund would be reorganized into the Concorde Wealth Management Fund, a newly formed series of Concorde Funds, Inc.  Concorde Financial Corporation is the investment advisor for both the Concorde Value Fund and the Concorde Wealth Management Fund.  The proposed reorganization is not expected to have any adverse federal or state tax consequences to the Fund or its shareholders.  Please refer to the enclosed proxy statement/prospectus for a detailed explanation of the reorganization.
The primary purpose of the proposed reorganization is to allow shareholders of the Concorde Value Fund to participate in a new fund that emphasizes overall portfolio goals of current income and capital preservation, in addition to capital appreciation, with the expectation that the fund will have lower annual operating expenses.  In recommending the reorganization, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Core Value Fund’s prospects for future sales, the comparison of fees for the Concorde Value Fund and the pro forma fees for the Concorde Wealth Management Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the reorganization and the allocation thereof, the expected lower annual operating expenses and the tax-free nature of the reorganization, and the Directors have concluded that the reorganization is in the best interests of the Funds and their shareholders.
If you are a shareholder of record as of the close of business on May 31, 2016, you are entitled to vote at the special meeting and at any postponements or adjournments thereof.  While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy.  Whether or not you are planning to attend the special meeting, we need your vote.  Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.concordeco.com.  You should use the enclosed instructions to vote by telephone or over the Internet.
Thank you for taking the time to consider this important reorganization proposal and for your continuing investment in the Concorde Value Fund.  If you have any questions regarding the proposed reorganization to be voted on, please do not hesitate to call 1-800-991-5861.
Sincerely,
________________________________
Gary B. Wood, Ph.d., President
Concorde Funds, Inc.

2

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the proxy statement/prospectus or the securities to be issued pursuant to the reorganization under the proxy statement/prospectus or determined if the proxy statement/prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.
________________________________
The enclosed proxy statement/prospectus is dated June [•], 2016 and is first being mailed or distributed to shareholders on or about June [•], 2016.

PRELIMINARY NOTICE, SUBJECT TO CHANGE, DATED JUNE 28, 2016.
CONCORDE FUNDS, INC.
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(972) 701-5400
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD JUNE [•], 2016
A special meeting of shareholders of the Concorde Value Fund, a series of Concorde Funds, Inc., will be held on June [•], 2016, at 11:00 a.m. local time, at 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650.  At the special meeting, you and the other shareholders of the Fund will be asked to consider and vote upon:
1.	a proposal to approve a Plan of Acquisition and Liquidation (referred to as the Plan) pursuant to which all of the assets of the Concorde Value Fund will be transferred to the Concorde Wealth Management Fund, a newly formed series of Concorde Funds, Inc., in exchange for shares of the Concorde Wealth Management Fund, which will be distributed pro rata by the Concorde Value Fund to its shareholders and the Concorde Wealth Management Fund’s assumption of the Concorde Value Fund’s liabilities;
2.	in connection with the proposal to approve the Plan, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s non-diversification policy;
3.	in connection with the proposal to approve the Plan, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s Rule 12b-1 plan;
4.	in connection with the proposal to approve the Plan, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s fundamental investment restrictions; and
5.	if necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Plan.
As necessary or desirable, shareholders will consider and act upon any other business that may properly come before the special meeting or any postponements or adjournments thereof.
Only shareholders of record at the close of business on May 31, 2016, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof.  This proxy is being solicited on behalf of Concorde Funds, Inc., a Texas corporation.
YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
 TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:  (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number 1-888-227-9349 or 1-866-388-7452, or (3) via the Internet at proxyvote.com.  Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of Concorde Funds, Inc. at the company’s address noted in the proxy statement/prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed above.

CONCORDE Concorde Wealth Management FundS, INC.
________________________________
Gary B. Wood, Ph.d., President
Concorde Funds, Inc.

June [•], 2016
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June [•], 2016: The proxy statement for this Special Meeting is available at proxyonline.com/docs/[Concorde2016].pdf

2

PRELIMINARY Q&A, SUBJECT TO CHANGE, DATED JUNE 28, 2016.
CONCORDE FUNDS, INC.
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(972) 701-5400
QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT!
Dated:  June [•], 2016
Question 1:  What is this document and why did we send it to you?
Answer:  This document includes a notice of special meeting of shareholders, a combined proxy statement/prospectus, and a form of proxy.  The Board of Directors of Concorde Funds, Inc., a Texas corporation, on behalf of the Concorde Value Fund and the Concorde Wealth Management Fund, each a series of Concorde Funds, Inc., has approved Plan of Acquisition and Liquidation (referred to as the Plan) pursuant to which all of the assets of the Concorde Value Fund will be transferred to the Concorde Wealth Management Fund, a newly formed series of Concorde Funds, Inc., in exchange for shares of the Concorde Wealth Management Fund, which will be distributed pro rata by the Concorde Value Fund to its shareholders and the Concorde Wealth Management Fund’s assumption of the Concorde Value Fund’s liabilities (referred to as the Reorganization).
Shareholder approval is needed to proceed with the Reorganization and a special meeting of shareholders of the Concorde Value Fund will be held on June [•], 2016 to consider whether to approve the Plan and implement the Reorganization.  The Board of Directors of Concorde Funds, Inc. is sending this document to you for your use in deciding whether to approve the Plan at the special meeting and the other proposals referenced below:
•	in connection with the proposal to approve the Plan, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s non-diversification policy;
•	in connection with the proposal to approve the Plan, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s Rule 12b-1 plan; and
•	in connection with the proposal to approve the Plan, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s fundamental investment restrictions.
Question 2: What is the reason for the Reorganization?
Answer:  The primary purpose of the proposed Reorganization is to allow shareholders of the Concorde Value Fund to participate in a new fund that emphasizes overall portfolio goals of current income and capital preservation, in addition to capital appreciation, with the expectation that the fund will have lower annual operating expenses.  In recommending the Reorganization, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Core Value Fund’s prospects for future sales, the comparison of fees for the Concorde Value Fund and the pro forma fees for the Concorde Wealth Management Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the Reorganization and the allocation thereof, the expected lower annual operating expenses and the tax-free nature of the Reorganization.  With regard to the lower annual operating expenses, upon creation of the Concorde Wealth Management Fund, separate accounts managed by the Funds’ investment advisor will contribute a significant amount of assets to the Concorde Wealth Management Fund in exchange for shares of the Fund.  As a result, the Concorde Wealth Management Fund will have a significantly larger asset base than the Concorde Value Fund, and the larger asset base will significantly reduce the expenses of the Concorde Wealth Management Fund.  After considering all the factors, the Directors concluded that the Reorganization is in the best interests of the Funds and their shareholders.

Following careful analysis and consideration, the Board of Directors of Concorde Funds, Inc. approved the Plan of Acquisition and Liquidation providing for the proposed reorganization transaction after concluding that the implementation of the reorganization is advisable and in the best interests of the Concorde Value Fund’s shareholders.  The Board of Directors voted to recommend that you vote “FOR” the Plan of Acquisition and Liquidation.
Question 3: How will shareholders of the Concorde Value Fund be affected by the Reorganization?
Answer:  As a result of the Reorganization, the Concorde Value Fund will cease to operate and its shareholders will become shareholders of the Concorde Wealth Management Fund, a newly formed series of Concorde Funds, Inc.  While the Concorde Value Fund invests mainly in undervalued domestic and foreign stocks of any size market capitalization, the Concorde Wealth Management Fund invests primarily in a diversified portfolio of (i) equity securities that the Fund believes are undervalued, (ii) debt securities that offer appropriate current returns that are commensurate with related risks and (iii) private equity and debt securities, based on risk and return attributes as dictated by broad market and economic conditions.  So, unlike the Concorde Value Fund, the Concorde Wealth Management Fund is subject to principal risks related to debt securities.  Concorde Financial Corporation is the investment advisor for both the Concorde Value Fund and the Concorde Wealth Management Fund.  The proposed Reorganization is not expected to have any adverse federal or state tax consequences to the Fund or its shareholders.
Question 4:  How will the Reorganization work?
Answer:  Pursuant to the Plan the Concorde Value Fund will transfer all of its assets and liabilities to the Concorde Wealth Management Fund in return for shares of the Concorde Wealth Management Fund, with the Concorde Value Fund distributing the shares of the Concorde Wealth Management Fund pro rata to its shareholders.  Shareholders of the Concorde Value Fund will thus effectively be converted into shareholders of the Concorde Wealth Management Fund, and will hold shares of the Concorde Wealth Management Fund with the same net asset value as the shares of the Concorde Value Fund that they held prior to the Reorganization.
If the Plan is carried out as proposed, we do not expect the transaction will have any adverse federal or state tax consequences to the Concorde Value Fund or its shareholders.  Please refer to the enclosed proxy statement/prospectus for a detailed explanation of the Reorganization.
Question 5:  What will happen if the Reorganization is not approved?
Answer:  If the shareholders of the Concorde Value Fund do not approve the Reorganization, then the Concorde Value Fund will continue to operate and the Board of Directors of Concorde Funds, Inc. may take any further action it deems to be in the best interest of the Concorde Value Fund and its shareholders, including liquidating the Concorde Value Fund.  Approval of the Reorganization is contingent upon the approval of the Concorde Wealth Management Fund’s non-diversification policy, the Concorde Wealth Management Fund’s Rule 12b-1 plan, and the Concorde Wealth Management Fund’s fundamental investment restrictions.  And each of the other proposals is contingent upon the approval of all of the other proposals.
Question 6:  What impact would the non-diversification policy have on shareholders?
Answer:  Because a fund that is non-diversified (meaning that compared to a diversified fund, a non-diversified fund may invest a greater percentage of its assets in a more limited number of issuers), a non-diversified fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified fund.  Thus, as a non-diversified fund the Concorde Wealth Management Fund may be more volatile because each stock in which it invests may have greater impact on the Fund’s performance.

2

Question 7:  What impact would the Rule 12b-1 plan have on shareholders?
Answer:  While the Concorde Wealth Management Fund has adopted a Rule 12b-1 plan, the Rule 12b-1 plan will not be implemented any sooner than the third anniversary of the completion of the reorganization, if at all.  It is anticipated that the Fund would implement the Rule 12b-1 plan if the Board of Directors determined that its implementation would benefit the Fund through increased sales of shares, thereby spreading the Fund’s fixed expenses over a greater base and providing the investment advisor with an asset size that allows greater flexibility in management.  Because distribution fees would be paid out of the Fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.
Question 8:  What impact would the Concorde Wealth Management Fundamental investment restrictions have on shareholders?
Answer:  The fundamental investment restrictions of the Concorde Value Fund are more restrictive than the fundamental investment restrictions of the Concorde Wealth Management Fund.  The fundamental investment restrictions of the Concorde Wealth Management Fund provide the Fund with increased authority and flexibility to respond to changing markets, new investment opportunities and future changes in applicable law, but they reduce shareholder control over the investment activities of the Fund when compared to the Concorde Value Fund.  Also, if the Concorde Wealth Management Fund utilizes that increased authority, the Fund may be subject to higher risks than the Concorde Value Fund.
Question 9:  Why do I need to vote?
Answer:  Your vote is needed to ensure that the Reorganization proposal can be acted upon.  Even if you are a small investor, your vote makes a difference.  If numerous shareholders just like you fail to vote, the Concorde Value Fund may not receive enough votes to go forward with the special meeting.  Your immediate response (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling a toll-free telephone number, or (3) via the Internet will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate.
Question 10:  How does the Board recommend that I vote?
Answer:  After careful consideration, the Board of Directors of Concorde Funds, Inc. voted to recommend that you vote FOR the Plan, FOR the non-diversification policy, FOR the Rule 12b-1 plan, and FOR the Concorde Wealth Management Fundamental investment restrictions.  If deemed advisable by the Board, we may ask our shareholders to vote on the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Reorganization and any of the related proposals.  The Board recommends that you vote FOR adjournment.
Question 11:  Who is paying for expenses related to the Reorganization?
Answer:  Concorde Financial Corporation will pay all of the expenses related to the Reorganization other than fees and expenses related to any portfolio realignment.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.
Question 12:  How do I vote, and whom may I call with questions?
Answer:  Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:  (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number 1-888-227-9349 or 1-866-388-7452, or (3) via the Internet at proxyonline.com.  Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of Concorde Funds, Inc. at the Company’s address noted in the proxy statement/prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed above.  If you have any questions regarding the proposed reorganization to be voted on, please do not hesitate to call 1-866-388-7452.

3

We will be happy to answer your questions about the proxy solicitation.  Please call 1-866-388-7452 during normal business hours between 9:00 a.m. and 10:00 p.m. Eastern time.

4

PRELIMINARY PROXY STATEMENT/PROSPECTUS, SUBJECT TO CHANGE, DATED JUNE 28, 2016.
CONCORDE FUNDS, INC.
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(972) 701-5400
______________________________________________________________
PROXY STATEMENT AND PROSPECTUS DATED JUNE [•], 2016
______________________________________________________________
This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by Concorde Funds, Inc., a Texas corporation, on behalf of its series the Concorde Value Fund for use at a special meeting of shareholders to be held at 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, on June [•], 2016, at 11:00 a.m. local time.  At the special meeting, shareholders of the Concorde Value Fund will meet for the following purposes:
•	A proposal to approve the reorganization of the Concorde Value Fund into the Concorde Wealth Management Fund, a newly formed series of Concorde Funds, Inc. (referred to as the Reorganization), pursuant to the Plan of Acquisition and Liquidation (referred to as the Plan). A copy of the Plan is attached hereto as Exhibit A. Pursuant to the Plan all of the assets of the Concorde Value Fund will be transferred to the Concorde Wealth Management Fund, in exchange for shares of the Concorde Wealth Management Fund, which will be distributed pro rata by the Concorde Value Fund to its shareholders and the Concorde Wealth Management Fund’s assumption of the Concorde Value Fund’s liabilities;
•	In connection with the proposal to approve the Plan, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s non-diversification policy;
•	In connection with the proposal to approve the Plan, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s Rule 12b-1 plan;
•	In connection with the proposal to approve the Plan, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s fundamental investment restrictions;
•	If deemed advisable, to approve adjourning the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Plan; and
•	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.
Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Concorde Funds, Inc. at 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, Attention: Secretary, or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed voting instructions.
The Concorde Value Fund and the Concorde Wealth Management Fund are each a series of Concorde Funds, Inc., an open-end management investment company registered with the Securities and Exchange Commission (referred to as the SEC) under the Investment Company Act of 1940, as amended.

The following documents have been filed with the SEC and are incorporated by reference into this proxy statement/prospectus, which means that they are legally considered to be a part of this proxy statement/prospectus:
•	Prospectus of the Concorde Value Fund, dated January 29, 2016, as supplemented to date.
•	Annual Report to Shareholders for the Concorde Value Fund for the fiscal year ended September 30, 2015, containing audited financial statements.
The Annual Report to Shareholders for the Concorde Value Fund for the fiscal year ended September 30, 2015, containing audited financial statements was previously mailed to shareholders.  Copies of the Annual Report and the other documents referenced above are available upon request and without charge by writing to Concorde Funds, Inc. at 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650 or by calling 1-888-227-9349 or 1-866-388-7452.
This proxy statement/prospectus sets forth concisely the information about the Concorde Wealth Management Fund that you should know before considering the Plan and resulting Reorganization and it should be retained for future reference.  Additional information contained in a statement of additional information relating to this proxy statement/prospectus (referred to as the SAI), as required by the SEC, is on file with the SEC.  The SAI is available without charge, upon request by calling the toll free number set forth above or by writing to Concorde Funds, Inc. at the address set forth above.  The SAI, dated June [•], 2016, is incorporated by reference into this proxy statement/prospectus.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the proxy statement/prospectus or the securities to be issued pursuant to the reorganization under the proxy statement/prospectus or determined if the proxy statement/prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

PROXY STATEMENT/ PROSPECTUS TABLE OF CONTENTS
Page
I.	SYNOPSIS		3
	A.	Overview	3
	B.	Reasons for the Reorganization and Board Deliberations	3
	C.	The Proposed Plan and Resulting Reorganization	4
	D.	Comparison of the Concorde Value Fund and the Concorde Wealth Management Fund	4
	1	Investment Objectives and Principal Investment Policies	4
	Investment Advisory Services		7
	2	Distribution Services	7
	3	Purchase and Redemption Procedures	7
	E.	Federal Tax Consequences of the Proposed Reorganization	7
	F.	Fundamental Policy on Diversification	7
	G.	Rule 12b-1 Plan	8
	H.	Fundamental Investment Restrictions	8
II.	PRINCIPAL RISK FACTORS		16
III.	COMPARISON FEE TABLES AND EXAMPLES		19
	A.	Fee Table	19
IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION		20
	A.	Summary of the Proposed Reorganization	20
	B.	Terms of the Plan	21
	C.	Description of the Shares	21
	D.	Reasons for the Reorganization Considered by the Board	21
	E.	Federal Income Tax Consequences	22
	F.	Shareholder Rights	23
	G.	Capitalization	24
V.	INFORMATION ABOUT THE FundS		24
	A.	Investment Objective and Investment Strategies	24
	B.	Fees and Expenses	24
	C.	Performance and Portfolio Turnover	24
	D.	Investment Adviser and Portfolio Managers	25
	E.	Net Asset Value	26
	F.	Shares	26
	G.	Taxes, Dividends and Distributions	32
	H.	Financial Highlights	34
	I.	Distribution Arrangements	35
VI.	VOTING INFORMATION		35
	A.	Method and Cost of Solicitation	36
	B.	Right of Revocation	36
	C.	Voting Securities and Principal Holders	36

i

VII.	ADDITIONAL INFORMATION		37
VIII.	MISCELLANEOUS INFORMATION		37
	A.	Other Business	37
	B.	Next Meeting of Shareholders	37
	C.	Legal Matters	37
	D.	Experts	37
EXHIBIT A			A-1

ii

I. SYNOPSIS
A. Overview
The following synopsis is a summary of certain information contained elsewhere in this proxy statement/prospectus, including documents incorporated by reference, as well as in the Plan.  This proxy statement/prospectus is qualified by reference to the more complete information contained herein as well as in the Prospectus of the Concorde Value Fund, dated January 29, 2016, as supplemented to date, which includes information about the Concorde Value Fund, and in the Plan attached hereto as Exhibit A.  Shareholders should read the entire proxy statement/prospectus carefully.
B. Reasons for the Reorganization and Board Deliberations
The primary purpose of the proposed reorganization is to allow shareholders of the Concorde Value Fund to participate in a new fund that emphasizes overall portfolio goals of current income and capital preservation, in addition to capital appreciation, with the expectation that the fund will have lower annual operating expenses.  In recommending the Reorganization, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Core Value Fund’s prospects for future sales, the comparison of fees for the Concorde Value Fund and the pro forma fees for the Concorde Wealth Management Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the Reorganization and the allocation thereof, the expected lower annual operating expenses and the tax-free nature of the Reorganization, and the Directors have concluded that the Reorganization is in the best interests of the Funds and their shareholders.
The Board of Directors of Concorde Funds, Inc. has approved the Plan and resulting Reorganization, and recommends that you vote “FOR” the Plan and Reorganization.
If approved, it is anticipated that the closing of the Reorganization will occur on or about June [•], 2016, provided that the Funds have obtained prior to that time an opinion of Foley & Lardner LLP, legal counsel to the Funds, concerning the tax consequences of the Reorganization as set forth in the Plan.  The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Concorde Value Fund, at any time prior to the closing, in the discretion of the Board of Directors.
Concorde Financial Corporation will pay all of the expenses related to the Reorganization other than fees and expenses related to any portfolio realignment.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.  In addition to solicitations by mail, the officers and agents of the Funds also may solicit proxies, without special compensation, by telephone or via the Internet.  If the shareholders of the Concorde Value Fund do not approve the Plan and resulting Reorganization, the Concorde Value Fund will continue to operate and the Board of Directors of Concorde Funds, Inc. may take any further action as it deems to be in the best interests of the Concorde Value Fund and its shareholders, including the potential liquidation of the Fund.

C. The Proposed Plan and Resulting Reorganization
If the shareholders of the Concorde Value Fund approve the Plan and the Reorganization takes place, then:
•	the Concorde Wealth Management Fund will acquire substantially all of the assets and assume the liabilities of the Concorde Value Fund;
•	the Concorde Wealth Management Fund will issue shares to the Concorde Value Fund, which the Concorde Value Fund will distribute pro rata to its shareholders;
•	shareholders of the Concorde Value Fund will become shareholders of the Concorde Wealth Management Fund; and
•	shares of the Concorde Wealth Management Fund received by shareholders of the Concorde Value Fund will have the same aggregate net asset value as the shares of the Concorde Value Fund held immediately prior to the Reorganization.
No sales charges will be imposed on the shares of the Concorde Wealth Management Fund issued in connection with the Reorganization.  The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (referred to as the Code).  Therefore, shareholders should not recognize any gain or loss on the shares for federal income tax purposes as a result of the Reorganization.
D.     Comparison of the Concorde Value Fund and the Concorde Wealth Management Fund
1.	Investment Objectives and Principal Investment Policies
While all of the investments of the Concorde Value Fund are eligible investments for the Concorde Wealth Management Fund, the Concorde Value Fund and the Concorde Wealth Management Fund differ in principal investment objectives and strategies.
The Concorde Wealth Management Fund will invest significantly in securities in which the Concorde Value Fund either may not invest, or may only invest to a limited extent.  Namely, the Concorde Value Fund invests principally in equity securities that are publicly traded, while the Concorde Wealth Management Fund invests principally not only in equity securities that are publicly traded, but in debt securities, private equity and debt securities, and other investment companies or pooled investment vehicles, and, as a result, the portfolio composition of the Concorde Wealth Management Fund will differ significantly from the portfolio composition of the Concorde Value Fund, subjecting shareholders of the Concorde Wealth Management Fund to principal risks that are not applicable to the Concorde Value Fund.
Concorde Value Fund Objective	Concorde Wealth Management Fund Objective
The investment objective of the Concorde Value Fund is long-term growth of capital.	The investment objective of the Concorde Wealth Management Fund is total return, from both appreciation of value and generation of current income, within the context of preservation of capital.

Concorde Value Fund Investment Policies	Concorde Wealth Management Fund Investment Policies
The Concorde Value Fund invests mainly in undervalued domestic and foreign stocks of any size market capitalization.  The Fund believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock.  Intrinsic value is the value that a knowledgeable private investor would place on the entire company.  As noted, the Fund may hold securities of any size market capitalization, including small and mid-capitalization companies.

The Concorde Value Fund considers many factors in determining whether a common stock is undervalued including:

•  financial ratios such as price/earnings, price/cash flow, price/sales and total capitalization/cash flow
•  the company’s historic cash flow
•  the company’s historic and present market share
•  balance sheet condition
•  management

The Concorde Value Fund will typically hold an equity security until either the security price reaches at least the target valuation level of Concorde Financial Corporation (referred to as the Advisor) or the Advisor determines that the security’s price is unlikely to reach that level.

Under normal conditions, the Concorde Wealth Management Fund invests primarily in a portfolio of (i) equity securities that the Concorde Wealth Management Fund believes are undervalued, (ii) debt securities that offer appropriate current returns that are commensurate with related risks and (iii) private equity, based on risk and return attributes as dictated by broad market and economic conditions.  The Concorde Wealth Management Fund may invest in other investment companies or pooled vehicles that are consistent with these characteristics.  Investing in both public and non-public securities, which collectively comprise the overall construction of the Concorde Wealth Management Fund’s holdings, is key to the core objective of total return, from both appreciation of value and generation of current income, within the context of preservation of capital.  The Concorde Wealth Management Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

The Concorde Wealth Management Fund normally invests approximately 40% to 60% of its total assets in equity securities and 40% to 60% in fixed income securities.  Under normal circumstances, equity securities will represent at least 25% of total assets, and fixed income securities may represent as much as 75%, but not less than 25% of total assets.  The Concorde Wealth Management Fund will evaluate the split between equity securities and fixed income securities on an ongoing basis to determine the appropriate split.  The Concorde Wealth Management Fund may invest up to 15% of its assets in high-yield bonds that are below investment grade.

Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and exchange traded funds (“ETFs”). The Concorde Wealth Management Fund may invest in emerging market securities. The Concorde Wealth Management Fund may also invest in private placements in these types of securities. The Concorde Wealth Management Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.  The Concorde Wealth Management Fund may invest up to 100% of its portfolio in the securities of these companies.

In equity securities, the Concorde Wealth Management Fund focuses on identifying the fundamental intrinsic value of a company taken as a whole, and buys securities that are below that intrinsic value and sells when approaching or above the intrinsic value. The Concorde Wealth Management Fund acts to ensure that its investments in private equity fit within the context of capital preservation by applying the same intrinsic value approach to both private and public companies.  The intrinsic value approach focuses on fundamental business factors such as a company’s earning power, cash flow, balance sheet, franchise or brand value, proprietary market position assets, including intellectual property, and competitive advantages which drive the long-term performance of the company.  So, the Fund’s private equity investments could be opportunistic, in the sense of being underpriced in comparison to their intrinsic or potential upside value, or defensive, in the sense of offering favorable characteristics to current market or economic conditions (for example, inflation).

In debt and fixed income securities, the Concorde Wealth Management Fund may invest in investment grade and non-investment grade debt securities, including non-investment grade securities (commonly called “junk bonds”), or unrated debt securities determined by the Advisor to be of comparable quality. The Concorde Wealth Management Fund focuses on debt and bond securities that offer appropriate current returns that are commensurate with related interest rate and default risks. The Concorde Wealth Management Fund may also invest in private placements in these types of securities. The Concorde Wealth Management Fund invests in debt securities that have a maturity that is between 1 and 15 years.  Under normal circumstances, the Concorde Wealth Management Fund’s portfolio will have an average dollar weighted maturity between 3 and 15 years and an average duration of 2 to 5 years.  Duration is a measurement of price sensitivity to interest rate changes.

The type of private equity investments in which the Concorde Wealth Management Fund invests includes private investments in public companies, investments in private companies in need of capital, and investments in private equity companies whose principal business is to invest in, lend capital to or provide services to privately held companies.

The Advisor may sell a security or reduce its position if it has reached its target price, its present reward to risk ratio is unattractive, it is overvalued, or the security subsequently fails to meet initial investment criteria.

Investment Advisory Services
Concorde Financial Corporation, located at 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, serves as the investment advisor to the Concorde Value Fund and the Concorde Wealth Management Fund.  The Advisor directs the investment of each Fund’s assets, subject at all times to the supervision of the Board of Directors of Concorde Funds, Inc.  The Advisor continually conducts investment research and supervision for the Funds and is responsible for the purchase and sale of each Fund’s investments.  The Advisor was organized as a Texas corporation in 1981 and is registered with the Securities and Exchange Commission as an investment adviser.
2.	Distribution Services
The Concorde Value Fund and the Concorde Wealth Management Fund are self-distributed.
3.	Purchase and Redemption Procedures
The Concorde Value Fund and the Concorde Wealth Management Fund have the purchase and redemption procedures.  You may purchase or redeem Fund shares on any business day by written request via mail (Concorde Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1‑800‑294‑1699, or through a financial intermediary.  Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open.  Shareholders who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial investment amount for all new accounts is $500.  The subsequent investment amount for existing accounts is $100 for shares purchased by mail and $500 for shares purchased by wire.
E. Federal Tax Consequences of the Proposed Reorganization
The Concorde Value Fund will have received on the closing date an opinion of Foley & Lardner LLP, legal counsel to the Funds, to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.  Accordingly, no gain or loss will be recognized by the Concorde Value Fund upon the transfer of assets solely in exchange for shares of the Concorde Wealth Management Fund and its assumption of liabilities, if any, or by shareholders of the Concorde Value Fund upon their receipt of shares of the Concorde Wealth Management Fund.  The tax basis for the shares of the Concorde Wealth Management Fund received by shareholders will be the same as their tax basis for the shares of the Concorde Value Fund to be constructively surrendered in exchange therefore.  In addition, the holding period of the shares of the Concorde Wealth Management Fund to be received in connection with the Reorganization will include the period during which the shares of the Concorde Value Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange.
F. Fundamental Policy on Diversification
The Investment Company Act of 1940, as amended (the “1940 Act”), requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund.  A diversified fund under the 1940 Act is required to have a fundamental policy that it may not with respect to 75% of its assets (1) invest more than 5% of its assets in any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”) and except securities of other investment companies (the “5% Limitation”), or (2) own more than 10% of the outstanding voting securities of any one issuer, except U.S. Government Securities and except securities of other investment companies (the “10% Limitation”).
On the other hand, a non-diversified fund is subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  As a result, a non-diversified fund may not with respect to 50% of its assets (versus 75% of the assets of a diversified fund) exceed the 5% Limitation or the 10% Limitation.  (The Code restricts both diversified funds and non-diversified funds from investing more than 25% of their total assets in the securities of any one issuer.)  Because a fund that is non-diversified (meaning that compared to a diversified fund, a non-diversified fund may invest a greater percentage of its assets in a more limited number of issuers), a non-diversified fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified fund.  Thus, a non-diversified fund may be more volatile because each stock in which it invests may have greater impact on the fund’s performance.

Because a fund that is non-diversified (meaning that compared to a diversified fund, a non-diversified fund may invest a greater percentage of its assets in a more limited number of issuers), a non-diversified fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified fund.  Thus, as a non-diversified fund the Concorde Wealth Management Fund may be more volatile because each stock in which it invests may have greater impact on the Fund’s performance.
G. Rule 12b-1 Plan
The Concorde Wealth Management Fund has adopted a Rule 12b-1 plan (sometimes referred to as the “Distribution Plan”), which was adopted pursuant to Section 12(b) of the 1940 Act, and Rule 12b-1 promulgated thereunder.  Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares.  The purpose of the Proposed Distribution Plan is to permit the Fund to finance the distribution of its shares if the Board of Directors determines that is in the best interests of shareholders.
The Distribution Plan allows the Concorde Wealth Management Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders.  The Distribution Plan allows the Fund to finance with Fund assets activities that promote the sale and retention of the Fund’s shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature and providing services to shareholders.  The Distribution Plan authorizes the Fund to pay up to 0.25% of average daily net assets for distribution and other services.
Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, that the Board, including a majority of the Independent Directors, approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is reasonably likely to benefit the Concorde Wealth Management Fund and its shareholders.
Although approved, the Board has not authorized payments under the Distribution Plan and, as a result, the Concorde Wealth Management Fund currently neither accrues nor pays any fees under the Distribution Plan.  If the Fund was using the plan, the fees paid under the plan would, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.
H. Fundamental Investment Restrictions
The Concorde Value Fund and the Concorde Wealth Management Fund have adopted the fundamental investment restrictions identified below.  A comparison of the Funds’ fundamental investment restrictions is provided below.  The fundamental investment restrictions are similar except that the Concorde Wealth Management Fund, in contrast to the Concorde Value Fund, may engage in margin transactions, purchase shares of open-end investment companies, make investments for the purpose of exercising control, invest in companies in which directors or officers of the Corporation (or the Corporation’s investment adviser) serve as directors or officers or have a significant investment, invest more expansively in new issuers, invest in oil and gas related securities, and purchase securities that are secured by real estate.  In addition, the fundamental investment restrictions of the Concorde Wealth Management Fund related to borrowing, senior securities, underwriting, commodities and loans permit the Concorde Wealth Management Fund to invest within the limitations of the 1940 Act.  This language allows the Concorde Wealth Management Fund the flexibility to track any future changes in the relevant provisions of the 1940 Act, the rules and regulations thereunder and applicable guidance and interpretations from regulatory authorities.

Risks related to these additional investment strategies are provided below.
Concorde Value Fund	Concorde Wealth Management Fund
The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund’s net assets.  The Fund will not purchase securities while it has any outstanding borrowings.

The Fund may not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).

The Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies engaged in the same industry.

The Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2)  investments in issuers domiciled in a single jurisdiction.

The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and the Fund will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

The Fund will not lend money (except by purchasing publicly distributed debt securities) and will not lend its portfolio securities.
The Fund may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of a loan.

The Fund will not purchase or sell real estate or real estate mortgage loans.
The Fund may not purchase or sell real estate, except that, to the extent permitted by law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Concorde Value Fund	Concorde Wealth Management Fund
The Fund will not purchase or sell commodities or commodities contracts.
The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund’s net assets.  The Fund will not purchase securities while it has any outstanding borrowings.
The Fund may not issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.
The Fund will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account or deal in options; provided, however, that the Fund may invest in and commit its assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the 1940 Act.
The Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets and of such 5% not more than 2% of the Fund’s net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges (the American Stock Exchange is now known as NYSE MKT LLC).  Warrants are options to purchase securities at a specified price, valid for a specified period of time.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  If the Fund does not exercise a warrant, its loss will be the purchase price of the warrant.
The Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Fund will not make investments for the purpose of exercising control or management of any company.	The Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.

Concorde Value Fund	Concorde Wealth Management Fund
The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Sections 5(b)(1) of the 1940 Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities for the purpose of the foregoing limited in respect to any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer.)
The Fund is non-diversified, as discussed above under “Fundamental Policy on Diversification”.
The Fund will not purchase from or sell to any of its officers or directors or firms for which any of them is an officer or director any securities except shares of the Fund.	The Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of its investment advisor, beneficially own more than ½% of such company’s securities and all of the above persons owning more than ½% own together more than 5% of its securities.
The Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Fund will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.
The Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Fund will not invest in oil, gas and other mineral leases, or enter into arbitrage transactions.	The Fund does not have an equivalent fundamental investment restriction, and may invest in such securities, subject to compliance with applicable laws.
The Fund’s investments in illiquid and/or not readily marketable securities (including repurchase agreements maturing in more than seven days) will not exceed 10% of its total assets.
The Fund has this limitation as a non-fundamental policy, which means that it may be changed by the Board of Directors without a shareholder vote, and the Fund has set the percentage limitation at 15% instead of 10%.

As noted above, the Concorde Wealth Management Fund, in contrast to the Concorde Value Fund, may engage in margin transactions, purchase shares of open-end investment companies, make investments for the purpose of exercising control, invest in companies in which directors or officers of the Corporation (or the Corporation’s investment adviser) serve as directors or officers or have a significant investment, invest in newly formed companies, invest in oil and gas related securities, and purchase securities that are secured by real estate.  In addition, the fundamental investment restrictions of the Concorde Wealth Management Fund related to borrowing, senior securities, underwriting, commodities and loans permit the Concorde Wealth Management Fund to invest within the limitations of the 1940 Act.  With respect to such limits, the Concorde Value Fund’s and the Concorde Wealth Management Fund’s understanding of current law, rules, regulations, guidance and interpretations are set forth below.  Risks related to the Concorde Wealth Management Fund’s broader fundamental investment restrictions are also set forth below.

Margin Transactions
Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere.  When a fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder.  As a borrowing, a fund’s purchase of securities on margin is subject to the limitations and risks of borrowing (see a discussion below).  For example, to the extent that the Concorde Wealth Management Fund purchases securities on margin, the positive or negative performance by the Concorde Wealth Management Fund’s investments may be magnified.  Any decline in the value of securities purchased would cause the net asset value of the Concorde Wealth Management Fund’s shares to decrease more rapidly than otherwise would be the case.  In addition, if the value of the securities purchased on margin decreases such that the Concorde Wealth Management Fund’s borrowing with respect to the security exceeds the maximum permissible borrowing amount, the Concorde Wealth Management Fund would be required to make margin payments.  The Concorde Wealth Management Fund’s obligation to satisfy margin calls might require the Concorde Wealth Management Fund to sell securities at an inappropriate time.
The Concorde Wealth Management Fund does not currently expect to buy securities on margin.  Therefore, the absence of a fundamental investment restriction respecting margin transactions is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to buy securities on margin in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
Senior Securities, Borrowing and Pledging
The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.
The 1940 Act requires every mutual fund to set forth a fundamental investment policy indicating the extent to which the fund may borrow money.  Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3% of its total assets.
To limit the risks attendant to borrowing, the Concorde Wealth Management Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent the Concorde Wealth Management Fund borrows money, positive or negative performance by the Concorde Wealth Management Fund’s investments may be magnified.  Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Concorde Wealth Management Fund’s shares to increase more rapidly than otherwise would be the case.  Conversely, any decline in the value of securities purchased would cause the net asset value of the Concorde Wealth Management Fund’s shares to decrease more rapidly than otherwise would be the case.  Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.  The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the Concorde Wealth Management Fund’s net investment income in any given period.
Pledging or otherwise encumbering Concorde Wealth Management Fund assets entails certain risks.  For instance, the Concorde Wealth Management Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Concorde Wealth Management Fund might not be able to recover some or all of the pledged assets.

With respect to senior securities and borrowing, the Concorde Wealth Management Fund’s investment strategies do not currently contemplate the use of such strategies in a principal manner.  Therefore, these fundamental investment restrictions are not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to issue senior securities, increase its borrowing or pledge its assets in the future, to the extent the Board determined such actions could assist the Concorde Wealth Management Fund in achieving its investment objectives and are consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
Loans
Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that a fund have a fundamental restriction relating to the making of loans to other persons.  In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.
The Concorde Wealth Management Fund does not currently expect to make loans, including lending its portfolio securities, except in a non-material manner.  Therefore, this fundamental investment restriction is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to make loans, including lending its portfolio securities, in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
Other Investment Companies
The Concorde Wealth Management Fund will not purchase or otherwise acquire shares of any registered investment company (except for purchases of money market funds or as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Concorde Wealth Management Fund) if (a) the Concorde Wealth Management Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.
Any investment in a registered investment company involves investment risk.  Additionally an investor could invest directly in the registered investment companies in which the Concorde Wealth Management Fund invests.  By investing indirectly through the Concorde Wealth Management Fund, an investor bears not only his or her proportionate share of the expenses of the Concorde Wealth Management Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Concorde Wealth Management Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the Concorde Wealth Management Fund invests related to the distribution of such registered investment company’s shares.
The Concorde Wealth Management Fund does not currently expect to invest in other investment companies as part of its principal investment strategies.  Therefore, the absence of a fundamental investment restriction on investments in other investment companies is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to invest in other investment companies in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
Investments for Control
The 1940 Act does not require, and applicable state law no longer requires a fund to adopt a fundamental investment restriction limiting the ability of the fund to invest in any company for the purpose of exercising control or management.  Even in the absence of such a fundamental investment restriction, there are other regulations, such as the Internal Revenue Code, that limit how much of a single issuer’s voting securities the Concorde Wealth Management Fund may acquire.

The Concorde Wealth Management Fund currently does not intend to make investments for the purpose of exercising control.  Therefore, the absence of a fundamental investment restriction on investing for control is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to make such investments in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
Investments Where Conflict of Interests Exist
The Concorde Wealth Management Fund may acquire securities issued by a company, an officer or director of which is an officer or director of the Concorde Wealth Management Fund or an officer or director or other affiliated person of the Concorde Wealth Management Fund’s investment adviser, and may acquire securities issued by a company where the directors or officers of the Concorde Wealth Management Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company’s securities and all of the above persons own more than 1/2% own together more than 5% of its securities (collectively “conflict of interest investments”).
Various provisions within the 1940 Act are intended to protect shareholders from potential issues arising from conflicts of interest investments that may arise in the course of the Concorde Wealth Management Fund’s business activities, including its investment activities.  The Concorde Wealth Management Fund intends to comply with these provisions, and the Concorde Wealth Management Fund’s investment adviser, in light of its contractual and fiduciary obligations to the Concorde Wealth Management Fund, seeks to identify and avoid conflicts of interests that could harm shareholders in the Concorde Wealth Management Fund.
The Concorde Wealth Management Fund currently does not intend to make conflict of interest investments.  Therefore, the absence of a fundamental investment restriction regarding conflict of interest investments is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to make such investments in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
New Issuers
The 1940 Act and the rules and regulations thereunder do not require the Concorde Wealth Management Fund to adopt a fundamental investment restriction with respect to investing in new issuers.  Investments in new issuers involve more risk than investments in larger, more established companies because they often have greater price volatility, lower trading volume and less liquidity than larger, more established companies.
The Concorde Wealth Management may invest in new issuers, but does not currently expect to invest in new issuers in a material manner.  Therefore, the ability to invest more expansively in new issuers is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to make such investments in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
Underwriting
Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that a fund have a fundamental investment restriction relating to the underwriting of securities.  Section 12(c) of the 1940 Act prohibits those funds that are diversified investment companies from making any underwriting commitments, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10 percent of the outstanding voting securities, exceeds 25 percent of the value of its total assets.

The Concorde Wealth Management Fund does not currently expect to underwrite securities.  Therefore, this fundamental investment restriction is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to underwrite securities in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
Oil, Gas and Other Mineral Programs
The 1940 Act and the rules and regulations thereunder do not require the Concorde Wealth Management Fund to adopt a fundamental investment restriction with respect to oil, gas and mineral programs.  Investments in oil, gas and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition.
The Concorde Wealth Management Fund does not currently expect to invest in oil, gas and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments.  Therefore, the absence of a fundamental investment restriction regarding such investments is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to invest in oil, gas and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
Real Estate Related Investments
The Concorde Wealth Management Fund may invest in securities secured by real estate and in securities issued by companies that invest in real estate (collectively, “real estate related investments”).  Investments in real estate related investments are subject to risks related to the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.
The Concorde Wealth Management Fund does not currently expect to invest in real estate related investments.  Therefore, this fundamental investment restriction is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to invest in real estate related investments  in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
Commodities
Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that a fund have a fundamental restriction dealing with the purchase or sale of commodities.  The most common types of commodities are physical commodities.  These include currencies and bulk goods such as oil, cotton, wheat and metals.  Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities.  Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

The Concorde Wealth Management Fund would be permitted to purchase or sell physical commodities and contracts relating to physical commodities as permitted by the 1940 Act and as interpreted or, modified by regulatory authority having jurisdiction.  Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.  As a result, the Concorde Wealth Management Fund would have the flexibility to invest in physical commodities and contracts related to physical commodities.  The Concorde Wealth Management Fund’s limitation would also permit it to invest in securities, derivatives and other instruments backed by or linked to commodities of all types including physical commodities, other investment companies and other investment vehicles that invest in commodities or commodity linked investments.  As stated above, however, the Concorde Wealth Management Fund will continue to be managed the same way the Concorde Value Fund is managed.
If the Concorde Wealth Management Fund were to invest in a commodity or a commodity related instrument, it would be subject to the additional risks of the particular commodity and its related market.  The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors.  The Concorde Wealth Management Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of the Concorde Wealth Management Fund’s portfolio in commodities.  These risks include the risk that the market for some commodities may be illiquid.  Certain commodities markets may impose limits on the fluctuations permitted in contract prices during a single trading day, thereby preventing the prompt liquidation of commodities positions and potentially subjecting the Concorde Wealth Management Fund to substantial losses.  Commodities positions may incur losses due to unanticipated market movements which are potentially unlimited.  A small investment in a commodity could have a potentially large negative impact on the Concorde Wealth Management Fund’s performance.  Finally, there may be times when commodity contracts are difficult to value.
The Concorde Wealth Management Fund does not currently expect to invest in physical commodities and contracts related to physical commodities.  Therefore, this fundamental investment restriction is not expected to have a material effect on the Concorde Wealth Management Fund, but would provide the Concorde Wealth Management Fund with flexibility to invest in physical commodities and contracts related to physical commodities in the future, to the extent the Board determined such action could assist the Concorde Wealth Management Fund in achieving its investment objectives and is consistent with the best interests of the Concorde Wealth Management Fund and its shareholders.
II. PRINCIPAL RISK FACTORS
While all of the investments of the Concorde Value Fund are eligible investments for the Concorde Wealth Management Fund, the Concorde Value Fund and the Concorde Wealth Management Fund differ in principal investment objectives and strategies, and are subject to different principal risks, as specified below.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Concorde Value Fund.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The following are the principal risks that affect both Funds.
Concorde Value Fund and Concorde Wealth Management Fund	• Market Risk • Financial Risk • Value Investing Risk • Foreign Securities Risk • Small and Mid Cap Company Risk • Liquidity Risk
Market Risk.  The prices of the stocks in which the Fund invests may decline for a number of reasons such as changing economic, political or market conditions.  The price declines may be steep, sudden and/or prolonged.  This means you may lose money.

Financial Risk.  There is a risk that the price of a common stock will decline because the issuing company experiences financial distress or does not perform as well as anticipated.  Factors affecting a company’s performance can include the strength of its management and the demand for its products or services.
Value Investing Risk.  The Fund mainly invests in undervalued stocks.  There is a risk that the Advisor may not properly assess a company’s value or that the market does not recognize improving fundamentals as quickly as the Fund anticipated.  In such cases, the stocks may not reach prices which reflect the intrinsic value of the company.  There is also a risk that the Fund may not perform as well as other types of mutual funds when “value” style investing is out of favor with other investors.
Foreign Securities Risk.  The Fund may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.  When the Fund invests in securities of foreign issuers, the Fund intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, however, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.
Small and Mid Cap Company Risk.  The Fund may invest in small and mid capitalization companies that may not have the size, resources, and other assets of large capitalization companies.  As a result, the securities of small and mid capitalization companies held by the Fund may be subject to greater market risks and fluctuations in value than large capitalization companies, and fluctuations in the value of such securities may not correspond to changes in the stock market in general.
Liquidity Risk.  Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments.  Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them.  If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund.  Liquidity issues may also make it difficult to value the Fund’s investments.
The Concorde Wealth Management Fund will invest significantly in securities in which the Concorde Value Fund either may not invest, or may only invest to a limited extent.  Namely, the Concorde Value Fund invests principally in equity securities that are publicly traded, while the Concorde Wealth Management Fund invests principally not only in equity securities that are publicly traded, but in debt securities, private equity and debt securities, and other investment companies or pooled investment vehicles, and, as a result, the portfolio composition of the Concorde Wealth Management Fund will differ significantly from the portfolio composition of the Concorde Value Fund, subjecting shareholders of the Concorde Wealth Management Fund to principal risks that are not applicable to the Concorde Value Fund.

The following are the principal risks that affect only the Concorde Wealth Management Fund.
Concorde Wealth Management Fund Only
•  American Depositary Receipts and Global Depository Receipts Risk
•  Debt/Fixed Income Securities Risk
•  Emerging Markets Risk
•  ETF Risk
•  Investments in Other Investment Companies Risk
•  Master Limited Partnership Risk
•  Non-Diversification Risk
•  Private Equity Risk
•  Private Placement Risk
•  REIT and Real Estate Risk

American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.
Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities.  Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.
Emerging Markets Risk.   The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets.  Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.
Investments in Other Investment Companies Risk.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

Master Limited Partnership (“MLP”) Risk. Securities of master limited partnerships are listed and traded on U.S. securities exchanges. The value of an MLP fluctuates based predominately on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.
Non-Diversification Risk. Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.
Private Equity Risk. The sale or transfer of private equity investments may be limited or prohibited by contract or law. Private equity securities are generally fair valued as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid.
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended.  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.
III. COMPARISON FEE TABLES AND EXAMPLES
A.  Fee Table
For both of the Funds, you will pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on your investment.  The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Concorde Value Fund and the Concorde Wealth Management Fund.  The Reorganization will not cause a shareholder to directly pay any additional fees.
SHAREHOLDER FEES (fees paid directly from your investment)
	Concorde Value Fund	Concorde Wealth Management Fund
Maximum Sales Charges (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Concorde Value Fund	Concorde Wealth Management Fund
Management Fees	0.90%	0.80%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Other Expenses	1.38%	0.54% (1)
Acquired Fund Fees and Expenses(2)	0.04%	0.03%
Total Annual Fund Operating Expenses	2.32%	1.37%
(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
(2)	Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange-traded funds. The Total Annual Fund Operating Expenses for the Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFE. Without AFFE, the Total Annual Fund Operating Expenses would have been 2.28% for the Fund.

Example
The example set forth below is intended to help you compare the cost of investing in the Concorde Value Fund and the Concorde Wealth Management Fund with other mutual funds.
The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the tables above  and remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Concorde Value Fund	$235	$724	$1,240	$2,656
Concorde Wealth Management Fund	$139	$434	$750	$1,646
IV. THE PROPOSED PLAN AND RESULTING REORGANIZATION
The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this proxy statement/prospectus as Exhibit A, and in the documents incorporated by reference into this proxy statement/prospectus.
A. Summary of the Proposed Reorganization
Pursuant to the Plan, the Concorde Wealth Management Fund, a newly formed series of Concorde Funds, Inc., will acquire all of the assets, and assume the liabilities of the Concorde Value Fund solely in exchange for that number of full and fractional shares of the Concorde Wealth Management Fund having an aggregate net asset value equal to the aggregate net asset value of the Concorde Value Fund as of the close of business on the business day immediately preceding the closing date of the proposed Reorganization (referred to as the Valuation Date).  Immediately thereafter, the Concorde Value Fund will distribute such shares to its shareholders, in complete liquidation of the Concorde Value Fund.
Until the closing date of the proposed Reorganization, shareholders of the Concorde Value Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after such closing date will be treated as requests received for the redemption or purchase of shares of the Concorde Wealth Management Fund.  After the proposed Reorganization is consummated, all of the issued and outstanding shares of the Concorde Value Fund will be canceled on the books of the Fund and the transfer books of the Fund will be permanently closed.  Certificates evidencing shares of the Concorde Wealth Management Fund will not be issued.

Generally, the assets transferred by the Concorde Value Fund to the Concorde Wealth Management Fund will include all investments of the Concorde Value Fund held in its portfolio as of the Valuation Date and all other assets of the Concorde Value Fund as of such time.  No sales charges will be imposed on the shares of the Concorde Wealth Management Fund issued in connection with the proposed Reorganization.
Since the shares of the Concorde Wealth Management Fund will be issued at net asset value in exchange for the net assets of the Concorde Value Fund having a value equal to the aggregate net asset value of the shares of the Concorde Value Fund as of the Valuation Date, the Reorganization should not result in dilution of the net asset value of the Concorde Value Fund.
B. Terms of the Plan
The following is a summary of the significant terms of the Plan.  This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.
Valuation.  The assets of the Concorde Value Fund will be valued as of the time at which the net asset value is calculated pursuant to the valuation procedures set forth in the Fund’s then current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed on in writing by the parties.
Expenses.  The Advisor will pay all of the expenses related to the Reorganization.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.
Required Approvals.  Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” of the Concorde Value Fund, as such phrase is defined in the 1940 Act.  The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.  Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.
Amendments.  Generally, the Plan may be amended by the Board of Directors, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval.
Termination.  The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders, at any time prior to the closing by the Board of Directors.
C. Description of the Shares
Each share issued to shareholders of the Concorde Value Fund in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.
D. Reasons for the Reorganization Considered by the Board
The Board of Directors of Concorde Value Fund, including a majority of the independent directors, has determined that the interests of the shareholders of the Concorde Value Fund will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the shareholders of the Concorde Value Fund.

The reasons that the Reorganization is proposed are described above under “Synopsis – Reasons for the Reorganization/Board Deliberations.”
If the Plan is not approved by the shareholders of the Concorde Value Fund, then the Concorde Value Fund will continue to operate and the Board may take any further action it deems to be in the best interest of the Concorde Value Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.
E. Federal Income Tax Consequences
Subject to certain stated assumptions contained therein, the Concorde Value Fund will receive an opinion of Foley & Lardner LLP, its counsel, substantially to the following effect: (1) the Reorganization should constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, as amended (the “Code”), and the Concorde Value Fund and the Select Industries Fund should each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) a shareholder of the Concorde Value Fund should recognize no gain or loss on the exchange of the shareholder’s shares of the Concorde Value Fund; (3) neither the Concorde Value Fund nor the Concorde Wealth Management Fund should recognize any gain or loss upon the transfer of all of the assets of the Concorde Value Fund to the Concorde Wealth Management Fund in exchange for shares of the Concorde Wealth Management Fund and the assumption by the Concorde Wealth Management Fund of the liabilities of the Concorde Value Fund pursuant to the Plan or upon the distribution of shares of the Concorde Wealth Management Fund to shareholders of the Concorde Value Fund in exchange for their respective shares of the Concorde Value Fund; (4) the holding period and tax basis of the assets of the Concorde Value Fund acquired by the Concorde Wealth Management Fund should be the same as the holding period and tax basis that the Concorde Value Fund had in such assets immediately prior to the Reorganization; (5) the aggregate tax basis of shares of the Concorde Wealth Management Fund received in connection with the Reorganization by each shareholder of the Concorde Value Fund (including any fractional share to which the shareholder may be entitled) should be the same as the aggregate tax basis of the shares of the Concorde Value Fund surrendered in exchange therefor; (6) the holding period of shares of the Concorde Wealth Management Fund received in connection with the Reorganization by each shareholder of the Concorde Value Fund (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Concorde Value Fund surrendered in exchange therefore, provided that such the Concorde Value Fund shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (7) the Concorde Wealth Management Fund should succeed to the capital loss carryovers of the Concorde Value Fund, but the use of the Concorde Value Fund’s existing capital loss carryovers (as well as the carryovers of the Concorde Wealth Management Fund) may be subject to limitation under Section 383 of the Code after the Reorganization.  This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.
Prior to the closing of the Reorganization, Concorde Funds, Inc., if necessary, will declare a distribution to shareholders of the Concorde Value Fund which, together with all previous distributions, will have the effect of distributing to the Concorde Value Fund shareholders all of the Concorde Value Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.
It is not anticipated that any assets of the Concorde Value Fund will be sold in connection with the Reorganization.
Shareholders of the Concorde Value Fund are encouraged to consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

F. Shareholder Rights
The Concorde Value Fund and the Concorde Wealth Management Fund are both series of Concorde Funds, Inc. (the “Corporation”).  The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.
The Corporation’s By-Laws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.
Upon the written request of the holders of shares entitled to vote not less than 10% of a Fund’s outstanding shares, the Secretary of the Corporation shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view of obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.
If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.
After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

G. Capitalization
The capitalization of the Concorde Value Fund as of May 31, 2016 and the Concorde Wealth Management Fund pro forma combined capitalization after giving effect to the proposed Reorganization are as follows:
	Concorde Value Fund	Concorde Wealth Management Fund	Pro Forma Combined
Investor Class
Aggregate Net Assets	$9,491,509	$0	$9,491,509
Shares Outstanding	686,299	0	686,299
Net Asset Value Per Share	$13.83	$0	$13.83
V. INFORMATION ABOUT THE FUNDS
A. Investment Objective and Investment Strategies
Concorde Value Fund
See the discussion under “Comparison of the Concorde Value Fund and the Concorde Wealth Management Fund – Investment Objectives and Principal Investment Policies.”
Concorde Wealth Management Fund
See the discussion under “Comparison of the Concorde Value Fund and the Concorde Wealth Management Fund – Investment Objectives and Principal Investment Policies.”
B. Fees and Expenses
Concorde Value Fund
See the discussion under “Comparison Fee Tables and Examples.”
Concorde Wealth Management Fund
See the discussion under “Comparison Fee Tables and Examples.”
C. Performance and Portfolio Turnover
Concorde Value Fund
For a discussion of the Concorde Value Fund’s performance during the fiscal year ended September 30, 2015 and of the portfolio turnover of the Concorde Value Fund, see the Prospectus of the Concorde Value Fund, dated January 29, 2016.  Also, see Semi-Annual Report to Shareholders for the Concorde Value Fund for the six months ended March 31, 2016.
Concorde Wealth Management Fund
The Concorde Wealth Management Fund is newly formed and has not issued any securities, and will be the successor to the accounting and performance information of the Concorde Value Fund after consummation of the Reorganization.  For a discussion of the Concorde Value Fund’s performance during the fiscal year ended September 30, 2015 and of the portfolio turnover of the Concorde Value Fund, see the Prospectus of the Concorde Value Fund, dated January 29, 2016.  Also, for a discussion of the Concorde Value Fund’s performance during the six months ended March 31, 2016, see the Semi-Annual Report to Shareholders for the Concorde Value Fund for the six months ended March 31, 2016.

D. Investment Adviser and Portfolio Managers
Concorde Value Fund
Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the Concorde Value Fund.  The Advisor’s address is:

1000 THREE LINCOLN CENTRE
5430 LBJ FREEWAY LB3
DALLAS, TEXAS 75240-2650

As the investment advisor to the Fund, the Advisor manages the investment portfolio of the Fund.  The Advisor makes the decisions as to which securities to buy and which securities to sell.
The portfolio management team for the Fund currently is comprised of Gary B. Wood, Ph.D. and John A. Stetter.  Dr. Wood has been President of the Advisor since its inception in 1981 and the Fund’s President and Senior Manager of its management team since inception in 1987.  Dr. Wood also controls the Advisor.  Mr. Stetter has been the Fund’s secretary since 1998 and a portfolio manager with the Advisor since 1994.  As co-managers, Dr. Wood and Mr. Stetter have equal authority to manage the Fund’s portfolio.  The Fund’s SAI provides additional information about the compensation of the portfolio managers, other accounts managed by them and their ownership of shares of the Fund.
Concorde Wealth Management Fund
Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the Concorde Wealth Management Fund.  The Advisor’s address is:

1000 THREE LINCOLN CENTRE
5430 LBJ FREEWAY LB3
DALLAS, TEXAS 75240-2650

As the investment advisor to the Fund, the Advisor manages the investment portfolio of the Fund.  The Advisor makes the decisions as to which securities to buy and which securities to sell.
The portfolio management team for the Fund currently is comprised of Gary B. Wood, Ph.D., John A. Stetter, and Gregory B. Wood, each of whom have served as co-portfolio managers of the Fund since its inception in 2016.  Dr. Wood has been President of the Advisor since its inception in 1981.  Dr. Wood also controls the Advisor.  Mr. Stetter has been a portfolio manager with the Advisor since 1994. Mr. Wood is the Treasurer of the Advisor.  As co‑managers, Dr. Wood, Mr. Stetter and Mr. Wood have equal authority to manage the Fund’s portfolio.  The Fund’s statement of additional information provides additional information about the compensation of the portfolio managers, other accounts managed by them and their ownership of shares of the Fund.
The statement of additional information for the Concorde Value Fund provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers.  The Fund is newly formed and has not issued any securities.

E. Net Asset Value
Concorde Value Fund
For a discussion of how the offering price of the Concorde Value Fund’s shares is determined, see the Prospectus of the Concorde Value Fund, dated January 29, 2016, as supplemented to date.
Concorde Wealth Management Fund
The Concorde Wealth Management Fund is newly formed and has not issued any securities.
F. Shares
Concorde Value Fund
For a discussion of the Concorde Value Fund’s shares, including how the shares may be purchased and redeemed, see the Prospectus of the Fund, dated January 29, 2016, as supplemented.
Concorde Wealth Management Fund
PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:
a.	New accounts
•	All accounts $500
b.	Existing accounts
•	Purchases by mail and Automatic Investment Plan $100
•	Purchases by wire and electronic funds transfer $500

3.	Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional New Account Applications and remittance forms if you need them.) If you have any questions, please call (972) 701-5400 or 1-800-294-1699.

4.	Make your check payable to “Concorde Funds, Inc.” All checks must be in U.S. dollars drawn on a domestic financial institution. The Fund does not accept payment in cash or money orders. Also, to prevent check fraud, the Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept any conditional order or payment. U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

5.	Send the application and check to:
BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

BY TELEPHONE

Telephone Purchase Option:  Investors may purchase additional shares by calling 1‑800‑294‑1699.  If elected on your account application, and if your account has been open for 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) system.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the NAV calculated on the day of your purchase order.  Once a telephone transaction has been placed, it cannot be canceled or modified.

BY WIRE

Initial Investment — By wire: If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-800-294-1699 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments — By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below.

Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-294-1699 to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Fund.

You should wire funds to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Concorde Wealth Management Fund)
(shareholder name)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Once you open your account, you may make subsequent investments into the Fund through an Automatic Investment Plan (“AIP”).  If you use an AIP, the investment minimum amount is $100.  You can have money automatically transferred from your checking or savings account on a monthly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund is unable to debit mutual fund or pass through accounts.  The Fund may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date.  If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account.  Please contact the Transfer Agent at 1-800-294-1699 for more information about the Fund’s AIP.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-800-294-1699 if you need additional assistance when completing your application.  Also note that Fund shares are not available for purchase by foreign (non-U.S.) investors.

If the Fund does not have a reasonable basis for determining your identity, your account will be rejected or you will not be allowed to perform a transaction on the account until the necessary information to confirm your identity is received.    The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Advisor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.  If at any time the Advisor or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Advisor or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Advisor. Some broker-dealers may purchase and redeem shares on a three-day settlement basis (i.e., payment occurs three business days after the purchase or redemption).

The Fund may enter into agreements with broker-dealers, financial intermediaries or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing agents may:

•	Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. These procedures, restrictions and any charges imposed by the Servicing Agents will not apply when investors purchase shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. In addition, the Fund and/or the Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•	Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on behalf of the Fund). This means that the Fund will process the purchase order at the NAV which is determined following the Servicing Agent’s acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The Fund may reject any request to purchase shares of the Fund for any reason.

Shares of the Fund may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number.  This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.  As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

The Fund will not issue certificates evidencing shares purchased.  Instead, the Fund will send investors a written confirmation for all purchases of shares.

The Fund offers the following retirement plans:

•	Traditional IRA
•	Roth IRA
•	SEP-IRA

Investors can obtain further information about the retirement plans by calling the Fund at (972) 701-5400.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call the Transfer Agent toll-free at 1-800-294-1699 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:
•	the name of the Fund;
•	account number(s);
•	the amount of money or number of shares being redeemed;
•	the name(s) on the account;

•	daytime phone number; and
•	additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Transfer Agent, in advance, at 1-800-294-1699 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution, whether a Medallion program member or a non-Medallion program member, in the following situations:
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address was received by the Transfer Agent within the last 15 calendar days; or
•	if ownership is being changed on your account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters of instruction by overnight delivery service or express mail to the Post Office Box address.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

How to Redeem (Sell) Shares by Telephone

1.	Instruct the Transfer Agent that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the New Account Application. If you have already opened an account, you may write to the Transfer Agent requesting this option. When you do so, please sign the request exactly as your account is registered. In order to determine if you will need a signature guarantee or other acceptable signature verification, please contact the Transfer Agent at 1‑800‑294-1699.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.
3.	Call the Transfer Agent at 1-800-294-1699. Please do not call the Fund or the Advisor.

Once a telephone transaction has been placed, it cannot be cancelled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined NAV after:

•	The Transfer Agent receives your written request in good order with all required information and documents as necessary. Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares for certain account types.
•	The Transfer Agent receives your authorized telephone request in good order with all required information.
•	If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

Payment of Redemption Proceeds

•	The Transfer Agent normally sends redemption proceeds as soon as practicable (normally within seven business days) after the Fund or its agents receives the request in good order. Checks will not be forwarded by the U.S. Postal Service, so please notify us if your address has changed prior to a redemption request. Proceeds will be sent to you in this way, unless you request one of the alternatives described below.
•	For those shareholders who redeem by telephone, or if you request in the letter of instruction, the Transfer Agent will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”), if your bank is a member of the ACH system, or wire to a properly pre-authorized bank account. Proceeds sent via an EFT generally take two to three business days to reach the shareholder’s account whereas the Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price. Wires are subject to a $15 fee paid by the investor.
•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.
Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.
•	Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes. If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. Shares held in IRA accounts may be redeemed by telephone at 1-800-294-1699. IRA investors will be asked whether or not to withhold taxes from any distribution.

•	As permitted by the 1940 Act, the Fund may delay the payment of redemption proceeds for up to seven days. The Fund may delay redemption requests for up to seven days during periods of market volatility or when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets. In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the SEC.
•	If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 calendar days from the date of purchase).
•	Unless previously authorized on the account, the Transfer Agent will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with a signature guarantee.
•	Redemption proceeds will be sent to the Transfer Agent address of record. The Transfer Agent will send the proceeds of a redemption to an address, person or account other than that shown on its records only if the shareholder has sent in a written request with a signature guarantee.
•	The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the Fund and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. If a Servicing Agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier.
•	The Transfer Agent currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by EFT.
•	If your account balance falls below $250 because you redeem shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $250 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.
•	If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
•	The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to, (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; and (3) to reimburse the Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
G. Taxes, Dividends and Distributions
Concorde Value Fund
For a discussion of the Concorde Value Fund’s policy with respect to dividends and distributions and the tax consequences of an investment in the Fund’s shares, see the Prospectus of the Fund, dated January 29, 2016, as supplemented.
Concorde Wealth Management Fund
The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  Distribution from net investment income and capital gains, if any, are generally declared and paid in December. You have three distribution options:

•	Automatic Reinvestment Option — Both dividend and capital gains distributions will be reinvested in additional Fund shares.
•	All Cash Option — Dividend and capital gains distributions will be paid in cash.
•	Capital gains distributions will be reinvested in additional Fund shares and dividends will be paid in cash.

If you elect to receive distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

You may make this election on the New Account Application.  You may change your election by writing or calling the Transfer Agent in advance of the next distribution.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax.  These distributions may be taxed as ordinary income, dividend income, or long-term capital gains.  In managing the Fund, the Advisor considers the tax effects of its investment decisions to be of secondary importance.
The Fund expects that its distributions generally will consist primarily of long-term capital gains.  Distributions of net capital gain are subject to tax as long-term capital gain (for non-corporate shareholders, currently taxed at a maximum rate of 20%) regardless of the length of time you have held Fund shares.  If you purchase shares at a time when the Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, and net short-term capital gain), are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction, and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.
You will be taxed in the same manner whether you receive your distributions in cash or reinvest them in additional shares of the Fund.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.  The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of:  (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds.  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.
You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares.  This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.  Any loss recognized by a shareholder upon a taxable redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received or deemed to be received with respect to such shares.  A loss realized on the redemption of shares of the Fund will be disallowed to the extent shares of the Fund are acquired (through reinvestment of distributions or otherwise) in a 61-day period beginning 30 days before and ending 30 days after the date of such redemption.  In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Federal law requires the Fund to report its shareholders’ cost basis, gain or loss, and holding period with respect to “covered shares” of the Fund to the Internal Revenue Service on the shareholders’ Form 1099-Bs when the “covered” shares are sold.
The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be redeemed when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Form 1099-Bs if you do not select an alternative IRS-approved tax lot identification method.  You may choose an alternative IRS-approved method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.
The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.
If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Fund by U.S. shareholders.  The SAI contains a more detailed summary of federal tax rules that apply to the Fund and its shareholders.  This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund.  Legislation, judicial, or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive.  You should consult your tax advisers to determine the federal, state, local and non U.S. tax consequences of owning Fund shares.
H. Financial Highlights
Concorde Value Fund
For financial information about the Concorde Value Fund, see the Prospectus of the Fund, dated January 29, 2016, as supplemented.  Also, see Semi-Annual Report to Shareholders for the Concorde Value Fund for the six months ended March 31, 2016.
Concorde Wealth Management Fund
The Concorde Wealth Management Fund is newly formed and has not issued any securities, and will be the successor to the accounting and performance information of the Concorde Value Fund after consummation of the Reorganization.  For financial information about the Concorde Value Fund, see the Prospectus of the Fund, dated January 29, 2016, as supplemented.  Also, see Semi-Annual Report to Shareholders for the Concorde Value Fund for the six months ended March 31, 2016.

I. Distribution Arrangements
Concorde Value Fund
For a discussion of the Concorde Value Fund’s distribution arrangements, see the Prospectus of the Fund, dated January 29, 2016, as supplemented.
Concorde Wealth Management Fund
The Concorde Wealth Management Fund has adopted a distribution plan under Rule 12b‑1 of the 1940 Act (the “Distribution Plan”) that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders.  The Distribution Plan allows the Fund to finance with Fund assets activities that promote the sale and retention of the Fund’s shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature and providing services to shareholders.  The Distribution Plan authorizes the Fund to pay up to 0.25% of average daily net assets for distribution and other services.

Currently, the Board has not authorized payments under the Distribution Plan and, as a result, the Fund currently neither accrues nor pays any fees under the Distribution Plan.  If the Fund was using the plan, the fees paid under the plan would, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.
VI. VOTING INFORMATION
All shares of the Concorde Value Fund are entitled to vote on the proposals.  A majority of the Concorde Value Fund’ outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting.  Assuming a quorum is present, each proposal will be approved by the affirmative “vote of a majority of the outstanding voting securities” of the Concorde Value Fund, as such phrase is defined in the 1940 Act.  The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.
All shares represented by each properly signed proxy received before the meeting will be voted at the special meeting.  Proxies may be voted by mail, by telephone at 1-866-388-7452 or 1-888-227-9349 or via the Internet at www.proxyonline.com.  If a shareholder specifies how the proxy is to be voted on any business properly to come before the special meeting, it will be voted in accordance with instruction given.  If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization, “FOR” the non-diversification policy, “FOR” the Rule 12b-1 plan, and “FOR” the Concorde Wealth Management fundamental investment restrictions.  If any other matters come before the special meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.
All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Approval of a proposal will occur only if a sufficient number of votes are cast “FOR” that proposal, and all other proposals are approved (other than the proposal regarding adjournment), as each proposal (other than the proposal regarding adjournment) is contingent upon the approval of all the other proposals.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST”.
Shareholders are also being asked to vote on a proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan.  Any business that might have been transacted at the special meeting may be transacted at any such adjourned session(s) at which a quorum is present.  Approval of the proposal to adjourn the special meeting requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.  The special shareholder meeting may be held as adjourned without further notice unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty days from the date set for the original meeting, in which case the Board of Directors of the Concorde Value Fund must set a new record date.  Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the Concorde Value Fund’ by-laws.

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal.  Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.
A. Method and Cost of Solicitation
This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors of the Concorde Value Fund for use at the special meeting.  It is expected that the solicitation of proxies will be primarily by mail, telephone and via the Internet.  The Advisor will pay all of the expenses related to the special meeting, including costs associated with the solicitation of proxies such as copying, printing and mailing proxy materials.
The Advisor has retained, at its expense, [•] to assist in the solicitation of proxies.  The cost of solicitation for the Reorganization and the reorganization of the other Concorde Value Fund is currently estimated to be approximately $[•] in the aggregate.
B. Right of Revocation
Any shareholder giving a proxy may revoke it before it is exercised at the special meeting, either by providing written notice to the Concorde Value Fund, by submission of a later-dated, duly executed proxy or by voting in person at the special meeting.  If not so revoked, the votes will be cast at the special meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the special meeting does not, by itself, revoke a proxy.
C. Voting Securities and Principal Holders
Shareholders of the Concorde Value Fund at the close of business on May 31, 2016 (referred to as the Record Date) will be entitled to be present and vote at the special meeting.  Each outstanding share is entitled to one vote.  As of the Record Date, 686,299 shares of the Concorde Value Fund were outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $9,491,509.
Principal Holders Concorde Value Fund
As of the Record Date, the Concorde Value Fund’ shareholders of record and/or beneficial owners (to the Concorde Value Fund’ knowledge) who owned five percent or more of the Concorde Value Fund’ total outstanding shares is set forth below:
Name and Address of Shareholder	Percent of Fund
National Financial Services LLC* 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	97.69%

__________________

*	As of the Record Date, National Financial Services LLC owned of record, but not beneficially, 670,423 shares of the Concorde Value Fund or 97.69% of the then outstanding shares.
As of the Record Date, the Officers and Directors of the Concorde Value Fund, as a group, owned of record and beneficially 1.94% of the outstanding shares of each of the Concorde Value Fund referenced above.

No person is deemed to “control” the Concorde Value Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.
VII. ADDITIONAL INFORMATION
Documents that relate to the Concorde Value Fund and the Concorde Wealth Management Fund are available, without charge, by writing to the Secretary of The Concorde Value Fund at the Corporation’s address at 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, or by calling 1-888-888-0025.
The Concorde Value Fund and the Concorde Wealth Management Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information relating to the Concorde Value Fund and the Concorde Wealth Management Fund, respectively, with the SEC.  Reports, proxy and information statements, and other information filed by the Concorde Value Fund and the Concorde Wealth Management Fund, can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).
It is expected that this proxy statement will be mailed to shareholders on or about June [•], 2016.
VIII. MISCELLANEOUS INFORMATION
A. Other Business
The Board of Directors of the Concorde Value Fund knows of no other business to be brought before the special meeting.  If any other matters come before the special meeting, it is the Board’s intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.
B. Next Meeting of Shareholders
The Concorde Value Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act.  By observing this policy, the Concorde Value Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.  If the Reorganization is not completed, the next meeting of the shareholders of the Concorde Value Fund will be held at such time as the Board of Directors of the Concorde Value Fund may determine or at such time as may be legally required.  Any shareholder proposal intended to be presented at such meeting must be received by the Concorde Value Fund at its office at a reasonable time before the meeting, as determined by the Board, to be included in the Concorde Value Fund’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.
C. Legal Matters
The validity of the issuance of the shares of the Concorde Wealth Management Fund will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.
D. Experts
The financial statements of the Concorde Value Fund are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the Concorde Value Fund’s Annual Report to Shareholders and have been audited by Brad A. Kinder, CPA, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

CONCORDE FUNDS, INC.
________________________________
Gary B. Wood, Ph.d., President
Concorde Funds, Inc.

June [•], 2016

EXHIBIT A
CONCORDE FUNDS, INC.
PLAN OF ACQUISITION AND LIQUIDATION

This Plan of Acquisition and Liquidation (this “Plan”) has been adopted by the Board of Directors of Concorde Funds, Inc., a Texas corporation (the “Company”), as of this [______] day of [_____], 2016, to provide for the reorganization of the Concorde Value Fund (the “Acquired Portfolio”) into the Concorde Wealth Management Trust (the “Acquiring Portfolio”).  The Acquired Portfolio and the Acquiring Portfolio (each a “Portfolio”, and, together, the “Portfolios”) are each separate series of the Company, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company’s Board of Directors (the “Board”) has determined that it is in the best interest of the shareholders of the Acquiring Portfolio and the Acquired Portfolio (collectively, the “Shareholders”) that the Acquired Portfolio transfer all of the assets attributable to the shares held by its Shareholders in exchange for shares of equal net asset value of the Acquiring Portfolio (“Acquisition Shares”), to be distributed to the Acquired Portfolio’s Shareholders, and that the Company redeem the outstanding shares (the “Acquired Portfolio Shares”) of the Acquired Portfolio, all as provided for below (the “Acquisition”).  In this Plan, any references to a Portfolio taking action shall mean and include all necessary actions of the Company on behalf of a Portfolio, unless the context of this Plan or the 1940 Act requires otherwise.  The Company intends that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
1.  Definitions.  In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:
“1933 Act” shall mean the Securities Act of 1933, as amended.
“Assets” shall mean all assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense, as of the Closing Date, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio’s books.
“Closing Date” shall mean such date as the officers of the Company shall designate.
“Effective Time” shall mean 5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Company shall designate.

“Financial Statements” shall mean the audited financial statements of the relevant Portfolio for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.
“Liabilities” shall mean all liabilities, expenses and obligations of any kind whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured, as of the Closing Date.
“N-14 Registration Statement” shall mean the Registration Statement of the Acquiring Portfolio on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.
“Valuation Time” shall mean the close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of this Plan, the Company determines the net asset value per Acquisition Share of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio.
“NAV” shall mean a Portfolio’s net asset value, which is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.
2.  Regulatory Filings.  The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.
3.  Transfer of the Acquired Portfolio’s Assets.  The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:
(a)  On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.
(b)  Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to the Acquired Portfolio’s Shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (1) the Acquired Portfolio’s investment income excludable from gross income under Section 103(a) of the Code over (2) the Acquired Portfolio’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Portfolio’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ended on September 30, 2015 and for the short taxable year beginning on October 1, 2015, and ending on the Closing Date.  Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(c)  At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (1) the Assets shall become and be assets of the Acquiring Portfolio, and (2) the Liabilities shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio.  The Company shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of the Acquiring Portfolio as described more fully below.
(d)  Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio.  The Acquired Portfolio may sell any asset on such list prior to the Effective Time.  After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio.  Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions.  The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions.  In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions.
(e)  The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis: (1) The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares held by its Shareholders, determined as of the Valuation Time, shall be divided by the then NAV of Acquisition Shares, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Company shall designate; (2) The NAV of Acquisition Shares to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio’s then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and (3) the portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to the custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than five business days preceding the Valuation Time.  On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Company Company, Participants Company Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

(f)  Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.
4.  Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records.  The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:
(a)  At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Shareholders of record Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan.  The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Shareholders and the types and amounts of the Acquisition Shares that former Acquired Portfolio Shareholders are due based on their respective holdings of the Acquired Portfolio Shares as of the close of business on the Closing Date.  Fractional Acquisition Shares shall be carried to the second decimal place.  The Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange.  All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio.  Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.  Following distribution by the Acquired Portfolio to its Shareholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.
(b)  At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (1) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio’s Shareholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Shareholders as of the Effective Time, and (2) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding.  The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.
5.  Conditions to Consummation of the Acquisition.  The consummation of the Acquisition shall be subject to the following conditions precedent:
(a)  There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements.  Negative investment performance shall not be considered a material adverse change.
(b)  The Company shall have received an opinion of Foley & Lardner LLP, substantially to the effect that for federal income tax purposes: (1) The Acquisition should constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio should each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) A Shareholder of the Acquired Portfolio should recognize no gain or loss on the exchange of the Shareholder’s shares of the Acquired Portfolio solely for Acquisition Shares; (3) Neither the Acquired Portfolio nor the Acquiring Portfolio should recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Shareholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio; (4) The holding period and tax basis of the Assets acquired by the Acquiring Portfolio should be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition; (5) The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Shareholder of the Acquired Portfolio (including any fractional share to which the Shareholder may be entitled) should be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange; (6) The holding period of Acquisition Shares received in connection with the Acquisition by each Shareholder of the Acquired Portfolio (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio Shares constitute capital assets in the hands of the Shareholder as of the Closing Date; and (7) The Acquiring Portfolio should succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio’s existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition.  The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications.  The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.  Notwithstanding this subparagraph (b), Foley & Lardner LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  Each Portfolio shall provide additional factual representations to Foley & Lardner LLP with respect to the Portfolios that are reasonably necessary to enable Foley & Lardner LLP to deliver the tax opinion.  Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).
(c)  The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.
(d)  No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.
(e)  The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.
6.  Closing.
(a)  The Closing shall be held at the offices of the Company or at such other place as the officers of the Company may designate.
(b)  In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.

(c)  The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Shareholders.
(d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.
7.  Termination of Plan.  A majority of the Board may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Shareholders.
8.  Termination of the Acquired Portfolio.  If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

9.  Expenses.  The Acquisition expenses shall be borne by Concorde Financial Corporation.
*******

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons, as of the day and year first written above.

Concorde Funds, Inc.	Concorde Funds, Inc.
(on behalf of Concorde Value Fund)	(on behalf of Concorde Wealth Management Trust)

Gary B. Wood, Ph.D.	Gary B. Wood, Ph.D.
President	President

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Statement of Additional Information, Subject to Completion, Dated June 28 , 2016

______________________________

STATEMENT OF ADDITIONAL INFORMATION

June [•], 2016

For the Reorganization of Concorde Value Fund
Into
Concorde Wealth Management Fund

_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated June [•], 2016 relating to the Special Meeting of Shareholders of the Concorde Value Fund to be held on June [•], 2016, at 11:00 a.m. local time, at 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650 (the “Special Meeting”).  The purpose of the Special Meeting is to seek shareholder approval of a Plan of Acquisition and Liquidation under which all of the assets of the Concorde Value Fund will be transferred to the Concorde Wealth Management Fund, a newly formed series of Concorde Funds, Inc., in exchange for shares of the Concorde Wealth Management Fund, which will be distributed pro rata by the Concorde Value Fund to its shareholders and the Concorde Wealth Management Fund’s assumption of the Concorde Value Fund’s liabilities.  Shareholder approval is also being sought on the following proposals related to the proposed reorganization:

•	in connection with the proposal to approve the reorganization, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s non-diversification policy;
•	in connection with the proposal to approve the reorganization, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s Rule 12b-1 plan; and
•

in connection with the proposal to approve the reorganization, the shareholders of the Concorde Value Fund will vote to approve the Concorde Wealth Management Fund’s fundamental investment restrictions.

Because the Concorde Wealth Management Fund will commence operations on or after the date of this Statement of Additional Information, the Concorde Wealth Management Fund does not yet have ticker symbols.

Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission (SEC), may be obtained, without charge, by writing to Concorde Funds, Inc. at 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, Attention: Secretary, or by calling 1-888-227-9349 or 1-866-388-7452.

Table of Contents - Statement of Additional Information
i

INTRODUCTION

This Statement of Additional Information (“SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated June [•], 2016 (the “Proxy Statement/Prospectus”) relating to the proposed reorganization (the “Reorganization”) of the Concorde Value Fund (the “Value Fund”), a series of Concorde Funds, Inc., into the Concorde Wealth Management Fund (the “Wealth Management Fund”), a newly formed series of Concorde Funds, Inc.  The Proxy Statement/Prospectus has been sent to the shareholders of the Wealth Management Fund in connection with the solicitation of proxies to be voted at the special meeting of shareholders of the Wealth Management Fund to be held on June [•], 2016.

PRO FORMA FINANCIAL STATEMENTS CONCORDE VALUE FUND AND CONCORDE WEALTH MANAGEMENT FUND

Pro forma financial statements are not included because the Value Fund, a series of Concorde Funds, Inc., is being combined with the Wealth Management Fund, which is a newly formed series of Concorde Funds, Inc. and does not have any assets or liabilities.  he Investor Class and Institutional Class shares of each New Fund will be the successor to the accounting and performance information of the corresponding Existing Fund after consummation of the Reorganizations

INCORPORATION BY REFERENCE

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Statement of Additional Information, which means that they are legally considered to be a part of this Statement of Additional Information:

●	Statement of Additional Information of Concorde Value Fund dated January 29, 2016 (the “Value Fund SAI”).

●	Annual Report of Concorde Value Fund for the fiscal year ended September 30, 2016 (the “Value Fund Annual Report”).

●	Semi-Annual Report of Concorde Value Fund for the six months ended March 31, 2016 (the “Value Fund Semi-Annual Report”).

ADDITIONAL INFORMATION ABOUT THE CONCORDE VALUE FUND

The following additional information about the Concorde Value Fund is incorporated by reference into this Statement of Additional Information:

ABOUT THE CONCORDE VALUE FUND

For information about the Value Fund generally and its history, see the Value Fund SAI.

DESCRIPTION OF THE CONCORDE VALUE FUND AND ITS INVESTMENTS AND RISKS

For information about the investment objectives, policies, risks and restrictions of the Value Fund, see the Value Fund SAI.

MANAGEMENT OF THE CONCORDE VALUE FUND

For information regarding the management of the Value Fund, see the Value Fund SAI.

Table of Contents - Statement of Additional Information

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For information regarding ownership of shares of the Value Fund, see the Value Fund SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

For information about investment advisory and other services with respect to the Value Fund, see the Value Fund SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

For information regarding brokerage allocation practices of the Value Fund, see the Value Fund SAI.

CAPITAL STOCK AND OTHER SECURITIES

For information regarding voting rights and other aspects of shares of the Value Fund, see the Value Fund SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

For information about share purchase, redemption and pricing of shares of the Value Fund, see the Value Fund SAI.

TAXATION OF THE CONCORDE VALUE FUND

For information regarding tax matters with respect to the Value Fund, see the Value Fund SAI.

FINANCIAL STATEMENTS OF THE CONCORDE VALUE FUND

For information regarding the financial statements of the Value Fund, see the Value Fund SAI, the Value Fund Annual Report and the Value Fund Semi-Annual Report.

ADDITIONAL INFORMATION ABOUT THE CONCORDE WEALTH MANAGEMENT FUND

Set forth below is additional information about the Wealth Management Fund:

CONCORDE WEALTH MANAGEMENT FUND HISTORY AND CLASSIFICATION

Concorde Funds, Inc. (the “Corporation”) is an open-end, diversified management investment company with two separate series, one of which, the “Concorde Wealth Management Fund” is discussed in this SAI. Concorde Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Concorde Funds, Inc. was incorporated under the laws of Texas on September 21, 1987.

INVESTMENT RESTRICTIONS OF CONCORDE WEALTH MANAGEMENT FUND

As set forth below, the Wealth Management Fund has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Wealth Management Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Wealth Management Fund.  For a discussion of how the fundamental investment restrictions of the Wealth Management Fund differ from the Value Fund, please see the Proxy Statement/Prospectus dated June [•], 2016.

Table of Contents - Statement of Additional Information

1.	The Wealth Management Fund may not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Wealth Management Fund’s total assets (computed immediately after the borrowing.

2.
The Wealth Management Fund may not purchase a security if, as a result, more than 25% of the Wealth Management Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”); or (2)  investments in issuers domiciled in a single jurisdiction. Notwithstanding the foregoing, the Wealth Management Fund may not invest more than 25% of its total assets in securities issued by a single foreign government.

3.	The Wealth Management Fund may not underwrite securities issued by others, except to the extent that the Wealth Management Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

4.	The Wealth Management Fund may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of a loan.

5.	The Wealth Management Fund may not purchase or sell real estate, except that, to the extent permitted by law, the Wealth Management Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.	The Wealth Management Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Wealth Management Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

7.	The Wealth Management Fund may not issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of the Wealth Management Fund’s assets will not constitute a violation of that restriction (other than with respect to those percentage restrictions relating to bank borrowings, issuing senior securities, and illiquid securities).

Table of Contents - Statement of Additional Information

Since the Wealth Management Fund is non-diversified (meaning that compared to diversified mutual funds, the Wealth Management Fund may invest a greater percentage of its assets in a particular issuer), the Wealth Management Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the non-diversified Wealth Management Fund may be more sensitive to economic, business and political changes, because of the larger impact of fluctuation in the values of securities of fewer issuers.

CONCORDE WEALTH MANAGEMENT FUND INVESTMENT POLICIES AND PRACTICES

The Wealth Management Fund’s Prospectus describes its principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.

Common Stocks

The Wealth Management Fund invests in common stock.  Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company.  The Wealth Management Fund participates in the success or failure of any company in which it holds stock.  The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stocks

The Wealth Management Fund may invest in preferred stocks.  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities

The Wealth Management Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, if the market price of the underlying common stock increases.

Table of Contents - Statement of Additional Information

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (namely, strictly on the basis of its yield).  The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates (namely, the investment value of the convertible security rises when the interest rates fall and falls when the interest rates rise).  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value.  If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  Holders of convertible securities have a claim on the issuer’s assets prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Wealth Management Fund is called for redemption or conversion, the Wealth Management Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Wealth Management Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks.  However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Illiquid Securities

The Wealth Management Fund may invest up to 15% of its net assets in illiquid securities.  The Board of Directors of the Corporation (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of those limitations.  Illiquid securities may include repurchase agreements maturing in more than seven days and other securities that are not readily marketable. If securities that were liquid at the time of purchase subsequently become illiquid and result in the Wealth Management Fund holding illiquid securities in excess of 15% of its net assets, the Wealth Management Fund will no longer purchase additional illiquid securities and will reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Wealth Management Fund.

Table of Contents - Statement of Additional Information

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  As described below, in some cases, securities subject to legal or contractual restrictions on resales may not be deemed to be illiquid (see “Restricted Securities” below).  Mutual funds do not typically hold a significant amount of these illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Wealth Management Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days

Private Equity Risk

The Wealth Management Fund may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, the Wealth Management Fund may invest in venture capital or private equity funds, direct private equity investments and other investments that the Advisor determines to have limited liquidity. There may be no trading market for such securities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Positions in such securities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, if the Wealth Management Fund holds such positions then it may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in such securities may cause the Wealth Management Fund to be less liquid than would otherwise be the case.

Restricted Securities.

    The Wealth Management Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Wealth Management Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Wealth Management Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Advisor and the Board.  The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Advisor and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Wealth Management Fund’s holdings of illiquid securities will be reviewed to determine what action, if any, is appropriate.  The Wealth Management Fund  may determine that it is appropriate to continue to hold such instrument for a period of time to avoid a distressed sale which would be harmful to shareholders.

Table of Contents - Statement of Additional Information

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Wealth Management Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Wealth Management Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Repurchase Agreements and Other Short-Term Investments

The Wealth Management Fund may enter into repurchase agreements with banks or certain non-bank broker/dealers.  In a repurchase agreement, the Wealth Management Fund buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price.  The repurchase price reflects an agreed-upon interest rate during the time the Wealth Management Fund’s money is invested in the security.  Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased.  The Wealth Management Fund’s risk is the ability of the seller to pay the agreed-upon price on the delivery date.  If the seller defaults, the Wealth Management Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.  If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.  To the extent the value of the security decreases, the Wealth Management Fund could experience a loss.  The Board has established procedures to evaluate the creditworthiness of the other parties to repurchase agreements.

In addition, the Wealth Management Fund may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s and unrated debt securities which are deemed by Concorde Financial Corporation (the “Advisor”) to be of comparable quality.  The Wealth Management Fund may also invest in United States Treasury bills and notes, and certificates of deposit of domestic branches of U.S. banks or of Canadian banks, provided in each case that the banks have total deposits in excess of $1,000,000,000.  The Wealth Management Fund will invest in repurchase agreements and other short-term investments only for temporary defensive purposes or to maintain liquidity to pay Wealth Management Fund expenses and potential redemption requests.  However, when investing for temporary defensive purposes, up to 100% of the Wealth Management Fund’s assets may be invested in such securities.

U.S. Government Securities

The Wealth Management Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality.  While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Table of Contents - Statement of Additional Information

Debt Securities

The Wealth Management Fund may invest in debt securities, including those convertible into common stocks.

Debt securities purchased by each Fund will typically consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and typically repay principal.

The Wealth Management Fund considers investment grade securities to be those rated BBB- or higher by Standard and Poor’s® Financial Services LLC, a subsidiary of the McGraw-Hill Companies, Inc. (“S&P®”), or Baa or higher by Moody’s Investors Service©, Inc.  (“Moody’s”), or an equivalent rating by Fitch, Inc.© (“Fitch”), or determined to be of comparable quality by the Advisor if the security is unrated.  Bonds in the lowest investment grade category (BBB- by S&P® or Baa3 by Moody’s), sometimes called “high yield bonds” or “junk bonds,” have speculative characteristics, and changes in the economy or other circumstances are more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The higher yields from lower-rated securities may compensate for the higher default rates on such securities.  However, there can be no assurance that higher yields will offset default rates on lower-rated securities in the future.  Issuers of these securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay their debt at maturity by refinancing.  The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.  Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced.  Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade debt securities.  There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors.  In periods of reduced market liquidity, lower-rated securities’ prices may become more volatile and the Wealth Management Fund’s ability to dispose of particular issues when necessary to meet the Wealth Management Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

Table of Contents - Statement of Additional Information

The ratings of S&P®, Moody’s and other nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of those rating agencies as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations in connection with its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by the Wealth Management Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Wealth Management Fund.  The Advisor will consider such an event in determining whether the Fund involved should continue to hold the security.

Foreign Securities

The Wealth Management Fund may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies.  The Wealth Management Fund may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated.  The Wealth Management Fund may invest up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies.  Securities of foreign issuers in the form of American Depository Receipts (“ADRs”) that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations.  The Wealth Management Fund, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the Wealth Management Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Wealth Management Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Wealth Management Fund’s income without providing a tax credit for the Wealth Management Fund’s shareholders.  Although the Wealth Management Fund intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Table of Contents - Statement of Additional Information

     The Wealth Management Fund may invest in non-U.S. debt securities, including those in emerging markets.  Non-U.S. debt securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries.  Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  Investing in emerging market debt securities can pose some risks greater than and in addition to risks of investing in other non-U.S. debt securities.  These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Wealth Management Fund. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for the Wealth Management Fund’s portfolio securities.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets

The Wealth Management Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities.  The Advisor considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).  Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing.  Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.  This difference reflects the greater uncertainties of investing in less established markets and economies.  Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities.  Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  The Wealth Management Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Wealth Management Fund of any restrictions on investments.

Table of Contents - Statement of Additional Information

Many emerging markets have experienced substantial rates of inflation for extended periods.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, certain emerging market countries have imposed wage and price controls.  Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies.  The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Wealth Management Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Wealth Management Fund assets should any of those conditions recur.  In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Hedging Instruments

Index Options Transactions. The Wealth Management Fund may purchase put and call options and write call options on stock indexes.  A stock index fluctuates with changes in the market values of the stock included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.  Options currently are traded on the Chicago Board of Options Exchange, the NYSE MKT LLC and other exchanges.  Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Wealth Management Fund’s 10% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which the Wealth Management Fund may buy or sell; however, the Advisor intends to comply with all limitations.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Wealth Management Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks.  The Wealth Management Fund will not enter into an option position that exposes the Wealth Management Fund to an obligation to another party, unless the Wealth Management Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the Wealth Management Fund’s custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Table of Contents - Statement of Additional Information

The Advisor may utilize index options as a technique to leverage the portfolios of the Wealth Management Fund.  If the Advisor is correct in its assessment of the future direction of stock prices, the share prices of the Wealth Management Fund will be enhanced.  If the Advisor has the Wealth Management Fund take a position in options and stock prices move in a direction contrary to the Advisor’s forecast however, the Wealth Management Fund would incur losses greater than the Wealth Management Fund would have incurred without the options position.

Options on Securities. The Wealth Management Fund may buy put and call options and write (sell) call options on securities.  By writing a call option and receiving a premium, the Wealth Management Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Wealth Management Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.  By buying a call option, the Wealth Management Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price.  Options on securities written by the Wealth Management Fund will be traded on recognized securities exchanges.

When writing call options on securities, the Wealth Management Fund may cover its position by owning the underlying security on which the option is written.  Alternatively, the Wealth Management Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Wealth Management Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the Wealth Management Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Wealth Management Fund.  The principal reason for the Wealth Management Fund to write call options on stocks held by the Wealth Management Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

When the Wealth Management Fund wishes to terminate the Wealth Management Fund’s obligation with respect to an option it has written, the Wealth Management Fund may effect a “closing purchase transaction.”  The Wealth Management Fund accomplishes this by buying an option of the same series as the option previously written by the Wealth Management Fund.  The effect of the purchase is that the writer’s position will be canceled.  However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option.  When the Wealth Management Fund is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.”  The Wealth Management Fund accomplishes this by selling an option of the same series as the option previously purchased by the Wealth Management Fund.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected.  If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

Table of Contents - Statement of Additional Information

The Wealth Management Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Wealth Management Fund if the premium, plus commission costs, paid by the Wealth Management Fund to purchase the call option is less (or greater) than the premium, less commission costs, received by the Wealth Management Fund on the sale of the call option.  The Wealth Management Fund also will realize a gain if a call option which the Wealth Management Fund has written lapses unexercised, because the Wealth Management Fund would retain the premium.

The Wealth Management Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Wealth Management Fund if the premium, less commission costs, received by the Wealth Management Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Wealth Management Fund to purchase the call or the put option.  If a put or a call option which the Wealth Management Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Wealth Management Fund will realize a loss in the amount of the premium paid, plus commission costs.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Wealth Management Fund.  In such event, the Wealth Management Fund would be unable to realize its profits or limit its losses until the Wealth Management Fund would exercise options it holds and the Wealth Management Fund would remain obligated until options it wrote were exercised or expired.

Because option premiums paid or received by the Wealth Management Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase and writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Senior Securities

Pursuant to Section 18(f)(1) of the 1940 Act, the Wealth Management Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Wealth Management Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Wealth Management Fund shall reduce the amount of its borrowings, within 3 days, excluding holidays and Sundays, to an extent that the asset coverage shall be at least 300%. In accordance with Section 18 of the 1940 Act, the Wealth Management Fund will not mortgage, pledge or hypothecate its assets in an amount exceeding 331/3% of the value of its total assets.

Table of Contents - Statement of Additional Information

Securities of Other Registered Investment Companies

The Wealth Management Fund may invest up to 10% of its net assets in shares of registered investment companies.  The Wealth Management Fund will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Wealth Management Fund) if (a) the Wealth Management Fund and its affiliated persons would own more than 3% of any class of securities of such registered company; or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.  The Wealth Management Fund may invest more in money market funds.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Wealth Management Fund invests.  By investing indirectly through the Wealth Management Fund, an investor bears not only his or her proportionate share of the expenses of the Wealth Management Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Wealth Management Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the Wealth Management Fund invests related to the distribution of such registered investment company’s shares.

Exchange-Traded Funds

The Wealth Management Fund may invest in exchange-traded funds (“ETFs”).  ETFs are investment companies that are bought and sold on a securities exchange.  An ETF generally represents a fixed portfolio of securities designed to track a particular market segment or index.  ETFs have expenses associated with their operation, typically including advisory fees. When the Wealth Management Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.  The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track. Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the Wealth Management Fund will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

Real Estate Investment Trusts

The Wealth Management Fund may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  The Wealth Management Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Wealth Management Fund’s distributions may also be designated as a return of capital.

Table of Contents - Statement of Additional Information

Cybersecurity Risk

As technology becomes more integrated into the Wealth Management Fund’s operations, the Wealth Management Fund will face greater operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Wealth Management Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Wealth Management Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity threats may result from unauthorized access to the Wealth Management Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Wealth Management Fund works closely with third-party service providers (e.g., administrators, transfer agents, custodians and other financial intermediaries), cybersecurity breaches at such third-party service providers may subject the Wealth Management Fund to many of the same risks associated with direct cybersecurity breaches. The Wealth Management Fund may experience investment losses in the event of cybersecurity breaches at any of the issuers in which the Wealth Management Fund may invest. While the Wealth Management Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.

DIRECTORS AND OFFICERS OF CONCORDE WEALTH MANAGEMENT FUND

MANAGEMENT INFORMATION

As a Texas corporation, the business and affairs of the Corporation are managed by its officers under the direction of the Board.  The Board is responsible for the overall management of the Corporation.  This includes the general supervision and review of the Wealth Management Fund’s investment policies and activities.  The Board approves all significant agreements between the Corporation and those parties furnishing services to it, which include agreements with the Advisor, Administrator, Custodian and Transfer Agent.  The Board appoints officers who conduct and administer the Wealth Management Fund’s day-to-day operations. The Corporation has an audit committee consisting solely of the two Disinterested Directors.  The audit committee plays a significant role in risk oversight as it meets annually with the auditor of the Wealth Management Fund and periodically with the Wealth Management Fund’s Chief Compliance Officer. As Chairman of the Board and Disinterested Director, John H. Wilson is the presiding officer at all meetings of the Board.  Given the size of the Board and the ability of the Disinterested Directors to provide input on meeting agendas, together with the regular executive sessions of the Disinterested Directors and the annual Board self-assessment, the Board believes that the current structure is working effectively. Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Corporation, the nature of its business and industry practices.

Table of Contents - Statement of Additional Information

The name, address, age, principal occupation(s) during the past five years and certain other information with respect to each of the directors and officers of the Corporation are as follows:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Funds in Fund Complex	Other Directorships Held by Director During Past 5 Years

“Disinterested Persons”

William Marcy, Ph.D., P.E. Born: 1942 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Director	Indefinite, until successor elected Since 2006	Executive Director of the Murdough Center for Engineering Professionalism and the National Institute for Engineering Ethics, Texas Tech University. He is a former Provost and Senior Vice President for Academic Affairs, Texas Tech University.	2	None

John H. Wilson Born: 1942 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Chairman and Director	Indefinite, until successor elected Since 1992	President of U.S. Equity Corporation, a venture capital firm, since 1983.	2	Capital Southwest Corporation, Encore Wire Corporation

“Interested Persons”

Gary B. Wood, Ph.D.*, ** Born: 1949 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	President and Director	Indefinite, until successor elected (as Director) One‑year term (as officer) Since 1987 Treasurer (1987 – 2014).	President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an exempt reporting advisor to funds affiliated with the Advisor. He is also Chairman of the Board and Interim CEO of International Hospital Corporation Holding, NV and its subsidiaries, which owns, develops and manages private healthcare facilities in Mexico, Central America and Brazil.	2	None.

Table of Contents - Statement of Additional Information

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Funds in Fund Complex	Other Directorships Held by Director During Past 5 Years
“Interested Persons”
John A. Stetter Born: 1955 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Secretary	One-year term Since 1998	Vice President and Portfolio Manager for the Advisor.	N/A	N/A

Gregory B. Wood** Born: 1979 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Treasurer and Chief Compliance Officer	One-year term (as Treasurer) Since 2014; (as Chief Compliance Officer) Since 2015.	Vice President of Concorde Investment Management and Concorde Capital since 2014. Commercial banking underwriter at JPMorgan Chase & Co., Inc. (2010 – 2014).	N/A	N/A

*	Dr. Wood is a director who is an “interested person” of the Wealth Management Fund as that term is defined in the 1940 Act, due to the position he holds with the Advisor.
**	Dr. Wood and Gregory Wood are father and son, respectively.

Gary B. Wood, Ph.D., has been a Director of the Wealth Management Fund since inception.  His experience and skill as a portfolio manager, as well as his familiarity with investment strategies utilized by the Advisor, led to the conclusion that he should serve as a Director.  John H. Wilson and William Marcy, Ph.D. have served as Directors since 1992 and 2006, respectively.  They are both experienced businessmen and/or investors, and are familiar with financial statements.  Each takes a constructive and thoughtful approach in addressing issues facing the Wealth Management Fund.  This combination of skill and attributes led to the conclusion that each should serve as a Director.

The Board has an audit committee whose members are Mr. John H. Wilson and Dr. William Marcy.  The primary functions of the audit committee are to recommend to the Board the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Wealth Management Fund’s internal controls and to review certain other matters relating to the independent auditors and financial records.  The audit committee met one time during the fiscal year ended September 30, 2015.

The Board has no other committees.

During the fiscal year ended September 30, 2015, each Director who is not deemed an “interested person” of the Wealth Management Fund received $250 for each Board meeting attended. The Corporation’s standard arrangement with the Directors is to reimburse each Director for expenses incurred in connection with attendance at meetings of the Board.  Neither the Corporation nor the Wealth Management Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Wealth Management Fund expenses.

The following table sets forth the compensation paid by the Corporation to each of the current Directors of the Corporation during the fiscal year ended September 30, 2015:

COMPENSATION TABLE

Table of Contents - Statement of Additional Information

Name of Person	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Director*
“Disinterested Persons”
William Marcy, Ph.D., P.E.	$0	$0	$0	$1,000
John H. Wilson	$0	$0	$0	$1,000
“Interested Person”
Gary B. Wood, Ph.D.	$0	$0	$0	$0

* The Fund Complex consists of the Wealth Management Fund and another investment series of the Corporation.

CONCORDE WEALTH MANAGEMENT FUND CONTROL PERSONS AND PRINCIPAL HOLDERS

No person or entity “controlled” (within the meaning of the 1940 Act) the Wealth Management Fund, as the Wealth Management Fund will commence operations on or after the date of this SAI.  A person or entity that “controls” the Wealth Management Fund could have effective voting control over the Wealth Management Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Wealth Management Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

No person or entities owned beneficially or of record 5% or more of the outstanding shares of the Wealth Management Fund, as the Wealth Management Fund will commence operations on or after the date of this SAI.

All management personnel (i.e., Directors and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Wealth Management Fund, as the Wealth Management Fund will commence operations on or after the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES OF CONCORDE WEALTH MANAGEMENT FUND

THE INVESTMENT ADVISER

The investment advisor to the Wealth Management Fund is Concorde Financial Corporation, which does business under the name Concorde Investment Management.  The Advisor is controlled by Gary B. Wood, Ph.D.  Dr. Wood is also President and a Director of the Corporation.  Pursuant to an investment advisory agreement between the Wealth Management Fund and the Advisor (the “Agreement”), the Advisor furnishes continuous investment advisory and management services to the Wealth Management Fund.  For its services to the Wealth Management Fund, the Advisor receives a monthly fee based on the average daily net assets of the Wealth Management Fund at the annual rate of 0.80% for the Wealth Management Fund.

Advisory fee information is not provided because the Fund did not commence operations prior to the date of this SAI.

Table of Contents - Statement of Additional Information

Under the Agreement, the Advisor, at its own expense and without separate reimbursement from the Wealth Management Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel for managing the Wealth Management Fund and maintaining its organization; bears all sales and promotional expenses of the Wealth Management Fund, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all Officers and Directors of the Wealth Management Fund (except the fees paid to Disinterested Directors as such term is defined under the 1940 Act).

The Wealth Management Fund pays all of its expenses not assumed by the Advisor including, but not limited to: the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering its shares with the SEC and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; brokerage commissions and expenses incurred in connection with portfolio transactions.  The Wealth Management Fund also pays: the fees of directors who are not interested persons of the Corporation; compensation of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustees having custody of the Wealth Management Fund’s assets; expenses of calculating the net asset value (“NAV”) and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents; registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Corporation, and (ii) by the vote of a majority of the Directors of the Corporation who are not parties to the Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.  The Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the Wealth Management Fund’s shareholders, on a 60-day written notice to the Advisor, and by the Advisor on the same notice to the Wealth Management Fund and that it shall be automatically terminated if it is assigned.

The Agreement provides that the Advisor will not be liable to the Wealth Management Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

THE PORTFOLIO MANAGERS

Gary B. Wood, Ph.D., John Stetter, and Gregory B. Wood serve as the portfolio managers jointly responsible for the day-to-day management of the Wealth Management Fund.  The following table shows the number of accounts other than the Wealth Management Fund managed by the portfolio managers and the total assets in the accounts managed within various categories as of March 31, 2016.

Table of Contents - Statement of Additional Information

	Number of Other Accounts Managed and Total Assets by Account Type		Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$9 million	0	$0
Other Pooled Investment Vehicles	1	$9 million	0	$0
Other Accounts	95	$127 million	0	$0

Material Conflict of Interest.  Where conflicts of interest arise between the Wealth Management Fund and other accounts managed by the co-portfolio managers, the portfolio managers will proceed in a manner that ensures that the Wealth Management Fund will not be treated materially less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by portfolio managers.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

The Portfolio Managers’ ownership of shares of the Wealth Management Fund is not provided because the Wealth Management Fund did not commence operations prior to the date of this SAI.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Wealth Management Fund.  As such, U.S. Bank, N.A. holds all securities and cash of the Wealth Management Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the Wealth Management Fund, the purchase and sale of securities or the payment of distributions to stockholders.

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as the Wealth Management Fund’s fund administrator, fund accountant, Transfer Agent and dividend disbursing agent. USBFS has entered into a fund accounting services agreement with the Wealth Management Fund pursuant to which it acts as fund accountant.  As fund accountant, USBFS maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the Wealth Management Fund and calculates the Wealth Management Fund’s NAV on a daily basis.  In consideration of such services, the Wealth Management Fund pays USBFS a monthly fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses.

No administration fees are provided because the Wealth Management Fund did not commence operations prior to the date of this SAI.

CODE OF ETHICS

The Corporation and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Subject to certain conditions, this code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Wealth Management Fund.  This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale the security is being considered for purchase or sale by the Wealth Management Fund or is being purchased or sold by the Wealth Management Fund.

PROXY VOTING POLICY

Table of Contents - Statement of Additional Information

The Wealth Management Fund votes proxies in accordance with the Advisor’s proxy voting policy.  With regard to individual securities held by the Wealth Management Fund, the Advisor generally votes as management recommends with respect to corporate governance issues and compensation plans, and on social or corporate responsibility issues in a manner that the Advisor believes will be most likely to increase the value of the security.  With regard to investment companies held by the Wealth Management Fund, the Advisor generally votes to approve existing management or advisory agreements, and votes on a case by case basis proxies related to distribution plans or mergers in the manner determined to be most likely to increase shareholder value, lower actual costs to shareholders or otherwise enhance an investment company’s performance. In the event that a vote presents a conflict of interest between the interests of the Wealth Management Fund and the Advisor, the Advisor will disclose the conflict to the Board and offer the Board the opportunity to instruct the Advisor in voting the securities.  Information regarding how the Wealth Management Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Transfer Agent at 1-800-294-1699, and on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES OF CONCORDE WEALTH MANAGEMENT FUND

Decisions to buy and sell securities for the Wealth Management Fund are made by the Advisor subject to review by the Board.  In placing purchase and sale orders for portfolio securities for the Wealth Management Fund, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Advisor’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the Wealth Management Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  For example, over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security) or from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Wealth Management Fund, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor’s own efforts in the performance of its duties under the Agreement.  Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the Wealth Management Fund may indirectly benefit from services available to the Advisor as a result of transactions for other clients.  The Agreement provides that the Advisor may cause the Wealth Management Fund to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor’s overall responsibilities with respect to the Wealth Management Fund and the other accounts as to which it exercises investment discretion.

Table of Contents - Statement of Additional Information

No brokerage commission information is provided because the Wealth Management Fund did not commence operations prior to the date of this SAI.

There may be times when a given investment opportunity is appropriate for some, or all, of the Advisor’s other client accounts. It is the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Wealth Management Fund, over a period of time on a fair and equitable basis.

If the Advisor determines that a particular investment is appropriate for more than one client account, the Advisor may aggregate securities transactions for those client accounts (“block trades”).  To ensure that no client account is disadvantaged as a result of such aggregation, the Advisor has adopted policies and procedures to ensure that the Advisor does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Advisor aggregates securities transactions.  No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.

PORTFOLIO TURNOVER OF CONCORDE WEALTH MANAGEMENT FUND

The Wealth Management Fund does not trade actively for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held.  The Wealth Management Fund will typically hold a stock until it reaches a valuation level such that the Advisor believes that the stock is no longer undervalued.  The Advisor is prepared to hold stocks for several years or longer, if necessary.  The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the Wealth Management Fund, even if the same security has only recently been sold.  In selling a given security, the Advisor keeps in mind that profits from sales of securities are taxable to certain shareholders.  Subject to those considerations, the Wealth Management Fund may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that it is not fulfilling its purpose.  Since investment decisions are based on the anticipated contribution of the security in question to the Wealth Management Fund’s objectives, the rate of portfolio turnover is irrelevant when the Advisor believes a change is in order to achieve those objectives, and the Wealth Management Fund’s annual portfolio turnover rate may vary from year to year.

The annual portfolio turnover rate indicates changes in the Wealth Management Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Wealth Management Fund during the fiscal year.

High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Wealth Management Fund.  In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are taxed at ordinary income rates.

Table of Contents - Statement of Additional Information

The portfolio turnover rate is calculated by dividing the lesser of the Wealth Management Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

Portfolio turnover information is not provided because the Wealth Management Fund did not commence operations prior to the date of this SAI.

CONCORDE WEALTH MANAGEMENT FUND DISCLOSURE OF PORTFOLIO HOLDINGS

The Wealth Management Fund has adopted policies and procedures relating to the disclosure of the Wealth Management Fund’s portfolio holdings information (the “Policy”).  The Board reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the Wealth Management Fund’s shareholders and to address any conflicts between the shareholders of the Wealth Management Fund and those of the Advisor or any other affiliate of the Wealth Management Fund.

The Wealth Management Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Wealth Management Fund’s portfolio on a daily basis.  As a result, such third party services providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  Specifically, for example, the Wealth Management Fund may disclose portfolio holdings information to the fund accountant who is responsible for maintaining the accounting records of the Wealth Management Fund, which includes maintaining a current portfolio of the Wealth Management Fund.  The Wealth Management Fund also undergoes an annual audit which requires the Wealth Management Fund’s independent registered public accounting firm to review the Wealth Management Fund’s portfolio.  In addition to the Wealth Management Fund’s fund accountant, the Wealth Management Fund’s custodian also maintains an up-to-date list of the Wealth Management Fund’s holdings.  Further, the Wealth Management Fund may disclose its portfolio holdings to financial printers for the purpose of preparing Wealth Management Fund regulatory filings, to other service providers such as proxy voting services providers or portfolio management database providers in connection with their providing services to the Wealth Management Fund and to ranking organizations for use in developing a ranking for the Wealth Management Fund.  Each of these parties is contractually and/or ethically prohibited from sharing the Wealth Management Fund’s portfolio unless specifically authorized by the Wealth Management Fund’s President.

Additionally, the Wealth Management Fund may provide its entire portfolio to the following ranking organizations: Morningstar, Inc., Lipper, Inc., Standard & Poor’s Rating Group, Bloomberg L.P., Thomson Financial Research, Nelson Investments and Vickers Stock Research.  The Wealth Management Fund’s management has determined that these organizations provided investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The Wealth Management Fund may not pay these organizations or receive any compensation from them for providing this information.  The Wealth Management Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 10 days old.

The Advisor may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Advisor.  These other accounts may be managed in a similar fashion to the Wealth Management Fund and thus may have similar portfolio holdings.  Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Wealth Management Fund’S portfolio holdings disclosure policies.  Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Wealth Management Fund’s portfolio holdings disclosure policies.

Table of Contents - Statement of Additional Information

ADDITIONAL REDEMPTION INFORMATION FOR CONCORDE WEALTH MANAGEMENT FUND

Subject to the Wealth Management Fund’s compliance with applicable regulations, the Wealth Management Fund has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Wealth Management Fund’s portfolio.  In accordance with Rule 18f-1 under the Act, the Company has filed Form N-18F-1 with the Securities and Exchange Commission pursuant to which the Wealth Management Fund has committed to pay in cash all requests for redemption by any stockholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of the ninety-day period.  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed.  If a holder of Wealth Management Fund shares receives a distribution in-kind, he would incur brokerage charges when subsequently converting the securities to cash.  Holders of Wealth Management Fund shares who in any 90 day period redeem no more than the lesser of $250,000 or 1% of the Wealth Management Fund’s net assets at the beginning of the 90 day period will be paid the redemption price in cash.

The right to redeem shares of the Wealth Management Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists, and as a result of which, it is not reasonably practicable for the Wealth Management Fund to dispose of its securities or to fairly determine the value of its net assets.

The Wealth Management Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

VALUATION OF SHARES FOR CONCORDE WEALTH MANAGEMENT FUND

The NAV (or price) per share of the Wealth Management Fund is determined by dividing the total value of the Wealth Management Fund’s investments and other assets, less any liabilities, by its number of outstanding shares.  The NAV of the Wealth Management Fund normally will be determined as of the close of trading on each day the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

The per share NAV of the Wealth Management Fund is determined by dividing the total value of the Wealth Management Fund’s net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time.  In calculating NAV of the Wealth Management Fund, portfolio securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ GlobalMarket and NASDAQ CapitalMarket, are valued at the Nasdaq Official Closing Price. Securities Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued by an independent pricing service approved by the Company that uses a matrix pricing method or other analytical pricing models. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor.

Table of Contents - Statement of Additional Information

Short-term instruments (those with remaining maturities of 60 days or less) are valued by an independent pricing service approved by the Advisor which approximates market.

The Wealth Management Fund may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Wealth Management Fund’s policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued by the Advisor at their fair value under the supervision of the Wealth Management Fund’s Board of Directors, as discussed below.

Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined by the Advisor under the supervision of the Wealth Management Fund’s Board of Directors, as discussed below.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market.

CONCORDE WEALTH MANAGEMENT FUND INFORMATION ABOUT DISTRIBUTIONS AND TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Wealth Management Fund and the purchase, ownership and disposition of shares.  This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Wealth Management Fund.  For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Internal Revenue Code of 1986, as amended (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts.  In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.

Table of Contents - Statement of Additional Information

Taxation of the Fund

The Wealth Management Fund has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Code.  To qualify as a regulated investment company, the Wealth Management Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income, the diversification of its assets and the timing and amount of its distributions.  If the Wealth Management Fund so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including interest, dividends and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the Wealth Management Fund’s shareholders.  If the Wealth Management Fund failed to qualify as a regulated investment company in any fiscal year, it would be treated as a corporation for federal income tax purposes and as such, the Wealth Management Fund (but not its shareholders) would be required to pay income taxes on its net investment income and net capital gain, if any, at the rates generally applicable to corporations, whether or not the Wealth Management Fund distributed such income or gains.  In addition, distributions to the Wealth Management Fund’s shareholders, whether from the Wealth Management Fund’s net investment income or net capital gain, would be treated as taxable dividends to the extent of current and accumulated earnings and profits of the Wealth Management Fund.

As a regulated investment company, the Wealth Management Fund is generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.  The Wealth Management Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations.  This would reduce the amount the Wealth Management Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Wealth Management Fund-level tax.

If the Wealth Management Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Wealth Management Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. The Wealth Management Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. The Wealth Management Fund will also generally be required to use any such carryforward losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused.

The Wealth Management Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.  The Wealth Management Fund intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year.

Table of Contents - Statement of Additional Information

The Code imposes a 4% nondeductible excise tax on the Wealth Management Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Wealth Management Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Wealth Management Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the Wealth Management Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

The Wealth Management Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its investment company taxable income and net capital gain that has been distributed.  If the Wealth Management Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Wealth Management Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the Wealth Management Fund’s allocation is improper and that the Wealth Management Fund has under-distributed its investment company taxable income and net capital gain for any taxable year, the Wealth Management Fund may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the Wealth Management Fund fails to satisfy the distribution requirements for maintaining its status as a regulated investment company, it will not qualify that year as a regulated investment company.

Taxation of Shareholders

Investment company taxable income distributions (which include short-term capital gains) are taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income), while distributions of net capital gain (net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares. Distributions from the Wealth Management Fund are taxable to shareholders, whether received in cash or in additional shares of the Wealth Management Fund.  In the case of domestic corporate shareholders, a portion of the Wealth Management Fund’s income distributions may be eligible for the 70% dividends-received deduction.

Any investment company taxable income or net capital gain distribution paid shortly after a purchase of shares of the Wealth Management Fund will have the effect of reducing the per share net asset value of such shares by the amount of the distribution.  Even if the net asset value of the shares of the Wealth Management Fund immediately after a distribution is less than the cost of such shares to the shareholder so that the distribution is the economic equivalent of a return of capital to the shareholder, the distribution will be taxable to the shareholder.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds.  The Wealth Management Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a redemption of Wealth Management Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Table of Contents - Statement of Additional Information

Redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment.  Such capital gain or loss will be long-term or short-term, depending on the shareholder’s holding period in the redeemed shares. However, if a loss is realized on shares held for six months or less, and the shareholder received a net capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the net capital gain distribution received.  Any loss realized on a redemption will be disallowed to the extent that shares redeemed are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after redemption of the original shares.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions of mutual fund shares, federal law requires mutual funds, such as the Wealth Management Fund, to report to the IRS and shareholders the “cost basis” of shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed on or after such date.  These requirements generally do not apply to Wealth Management Fund shares held through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Wealth Management Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Wealth Management Fund of such C corporation status or the Wealth Management Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Wealth Management Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Wealth Management Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods.  A shareholder should contact the Wealth Management Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Wealth Management Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the tax basis, as well as any corresponding gains or losses, of Wealth Management Fund shares purchased prior to January 1, 2012 that are subsequently redeemed.  Shareholders are encouraged to consult with their tax advisers regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Wealth Management Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Wealth Management Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

The Wealth Management Fund may be required to withhold federal income tax at a current rate of 28% (“backup withholding”) from distributions and redemption proceeds if a shareholder fails to furnish the Wealth Management Fund with a correct social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

Table of Contents - Statement of Additional Information

Under the Foreign Account Tax Compliance Act (“FATCA”), the Wealth Management Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a redemption of Wealth Management Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Wealth Management Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the Wealth Management Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Wealth Management Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Wealth Management Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Wealth Management Fund shareholders may be subject to state, local and foreign taxes on their Wealth Management Fund distributions.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the Wealth Management Fund.

ANTI-MONEY LAUNDERING PROGRAM OF CONCORDE WEALTH MANAGEMENT FUND

The Corporation has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Wealth Management Fund’s service providers and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Wealth Management Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Corporation may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Corporation may be required to transfer the account or proceeds of the account to a governmental agency.

OTHER INFORMATION ABOUT CONCORDE WEALTH MANAGEMENT FUND

DISTRIBUTION PLAN

Table of Contents - Statement of Additional Information

The Wealth Management Fund has adopted a distribution plan under Rule 12b‑1 of the 1940 Act (the “Distribution Plan”) that allows the Wealth Management Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders.  The Distribution Plan allows the Wealth Management Fund to finance with Wealth Management Fund assets activities that promote the sale and retention of the Wealth Management Fund’s shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature and providing services to shareholders.  The Distribution Plan authorizes the Wealth Management Fund to pay up to 0.25% of average daily net assets for distribution and other services.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, that the Board, including a majority of the Independent Directors, approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is reasonably likely to benefit the Wealth Management Fund and its shareholders.

Although approved, the Board has not authorized payments under the Distribution Plan and, as a result, the Wealth Management Fund currently neither accrues nor pays any fees under the Distribution Plan.  If the Wealth Management Fund was using the plan, the fees paid under the plan would, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.

DESCRIPTION OF SHARES

The Corporation’s Articles of Incorporation permit the Board to issue 30,000,000 shares of Common Stock, $1.00 par value.  The Common Stock is divisible into an unlimited number of “series,” each of which is a separate mutual fund.  Each share of a Wealth Management Fund represents an equal proportionate interest in that Wealth Management Fund.  Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Board out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.  The shares are redeemable and are transferable.  All shares issued and sold by the Wealth Management Fund will be fully paid and non-assessable.  Fractional shares of Common Stock entitle the holder to the same rights as whole shares.

SHAREHOLDER MEETINGS

The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Corporation’s By-Laws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Table of Contents - Statement of Additional Information

Upon the written request of the holders of shares entitled to vote not less than 10% of the Wealth Management Fund’s outstanding shares, the Secretary of the Corporation shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view of obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CONCORDE WEALTH MANAGEMENT FUND FINANCIAL STATEMENTS

Financial statements are not available because the Wealth Management Fund will commence operations on or after the date of this SAI.

Table of Contents - Statement of Additional Information

CONCORDE FUNDS, INC.

Part C.  Other Information

June 28, 2016
 __________________________________
Item 15.             Indemnification
Section 2.02 of the Texas Business Corporation Act and Article VII, Section 7 of the By-Laws of Concorde Funds, Inc. (the “Registrant” or the “Company”) provide for the indemnification of Registrant’s directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933.
The By-Laws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office.  Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by (i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; (ii) if such a quorum cannot be obtained, by a majority vote of a committee consisting of not less than two of such directors; (iii) if the required quorum is not obtainable and the committee cannot be established or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion; or (iv) by the shareholders.
Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 16.           EXHIBITS.

1.	Articles of Incorporation, as amended.(1)
2.	By-Laws.(2)
3.	See relevant portions of Articles of Incorporation and By-Laws.

4.	Plan of Acquisition and Liquidation is incorporated by reference to Exhibit A to the Proxy Statement/Prospectus filed as Part A to the Registration Statement on Form N-14.
5.	None.
6.	a)	Investment Advisory Agreement for the Concorde Value Fund.(3)
(b)	Form of Investment Advisory Agreement for the Concorde Wealth Management Trust.(7)
7.	None.
8.	None.
9.	Custody Agreement between Registrant and U.S. Bank National Association.(4)
10.	Form of Distribution Plan under Rule 12b-1.(7)
11.	Form of Opinion of Foley & Lardner LLP regarding legality of issuance of shares.(7)
12.	Form of Opinion of Foley & Lardner LLP regarding tax matters.(7)
13.	b)	Transfer Agent Servicing Agreement with First Wisconsin Trust Company (predecessor to U.S. Bancorp Fund Services, LLC).(3)
(b)	Amendment to Transfer Agent Agreement dated February 13, 2006.(5)
(c)	Addendum to the Transfer Agent Servicing Agreement dated May 13, 2009.(4)
(d)	Amendment to the Transfer Agent Servicing Agreement dated December 17, 2003.(6)
(e)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC.(5)
(f)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC.(5)
14.	Consent of Independent Registered Public Accounting Firm.(8)
15.	None.
16.	Power of Attorney previously filed on the Signature Page to the Registration Statement on Form N-14.
17.	Form of Proxy Card (filed herewith).
_______________
(1)	Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 14 to the Registration Statement was filed on January 30, 1998.

(2)	Previously filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 10 to the Registration Statement was filed on September 18, 1995.
(3)	Previously filed as an exhibit to Post-Effective Amendment No. 36 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 36 to the Registration Statement was filed on January 26, 2015.
(4)	Previously filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 27 to the Registration Statement was filed on January 27, 2010.
(5)	Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed on January 29, 2007.
(6)	Previously filed as an exhibit to Post-Effective Amendment No. 28 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 28 to the Registration Statement was filed on January 25, 2011.
(7)	Previously filed as an exhibit to the Registration Statement on Form N-14 and incorporated by reference thereto. The Registration Statement on Form N-14 was filed on May 13, 2016.
(8)	Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 and incorporated by reference thereto. Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 was filed on June 3, 2016.
ITEM 17.           UNDERTAKINGS.
(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Dallas and State of Texas, on the 28th day of June, 2016.
CONCORDE FUNDS, INC.
(Registrant)

By:	/s/ Gary B. Wood, Ph.D.
Gary B. Wood, Ph.D.
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Name	Title	Date
/s/ Gary B. Wood, Ph.D. Gary B. Wood, Ph.D.	Principal Executive Officer; Director	June 28, 2016
/s/ Gregory B. Wood Gregory B. Wood	Principal Financial Officer and Accounting Officer	June 28, 2016
John H. Wilson+	Director	June 28, 2016
William Marcy, Ph.D., P.E. +	Director	June 28, 2016

+By: /s/ Gregory B. Wood
Gregory B. Wood
Attorney-in-Fact*

* Signature is affixed as of June 28, 2016.  Power of attorney previously filed on the Signature Page to the Registration Statement on Form N-14.

Signature Page

EXHIBIT INDEX
Exhibit No.	Exhibit

17.	Form of Proxy Card.